UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II

INVESCO BOND FUND

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

INVESCO HIGH INCOME 2024 TARGET TERM FUND

INVESCO HIGH INCOME TRUST II

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

INVESCO MUNICIPAL OPPORTUNITY TRUST

INVESCO MUNICIPAL TRUST

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

INVESCO QUALITY MUNICIPAL INCOME TRUST

INVESCO SENIOR INCOME TRUST

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

INVESCO VALUE MUNICIPAL INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco High Income 2024 Target Term Fund (IHTA)

Invesco High Income Trust II (VLT)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

11 Greenway Plaza

Houston, Texas 77046-1173

NOTICE OF JOINT ANNUAL MEETING AND JOINT SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 29, 2024

Notice is hereby given to the holders of common shares of beneficial interest (the “Common Shares”) and, as applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Invesco closed-end fund listed above (each a “Fund” and together the “Funds”) that a separate Joint Annual Meeting and Joint Special Meeting of Shareholders of the Funds will be held at 11 Greenway Plaza, Houston, Texas 77046-1173, on August 29, 2024. The Joint Annual Meeting will be held at 1:00 p.m. Central Daylight Time (the “First Meeting”). The Joint Special Meeting will be held at 1:30 p.m. Central Daylight Time (the “Second Meeting”) (each a “Meeting” and collectively, the “Meetings”).

The First Meeting is to be held for the following purpose:

1. Proposal 1: To elect trustees in the following manner:

	Funds	Trustee Nominees for Election	Shareholders Entitled to Vote
Proposal 1(a)	VKI, VCV, VMO, VKQ, VPV, IQI, VVR, VGM, VTN and IIM	Elizabeth Krentzman Robert C. Troccoli Carol Deckbar Douglas Sharp	Common Shareholders and Preferred Shareholders, voting together

Proposal 1(b)	VBF, OIA, VLT and IHTA	Elizabeth Krentzman Robert C. Troccoli Carol Deckbar Douglas Sharp	Common Shareholders

Each elected trustee will serve for a three-year term or until a successor shall have been duly elected and qualified.

The Second Meeting is to be held for the following purposes:

1. Proposal 1: To approve amendments to the current fundamental investment restrictions required by the Investment Company Act of 1940, as amended (the “1940 Act”), for the Funds other than IHTA (the “Amending Funds”) (includes eight sub-proposals) as follows:

(a) To amend the fundamental investment restriction regarding diversification (with the exception of VPV);

(b) To amend the fundamental investment restriction regarding borrowing;

(c) To amend the fundamental investment restriction regarding issuing senior securities;

(d) To amend the fundamental investment restriction regarding underwriting securities issued by other persons;

(e) To amend the fundamental investment restriction regarding lending;

(f) To amend the fundamental investment restriction regarding purchasing and selling real estate;

(g) To amend the fundamental investment restriction regarding purchasing and selling commodities; and

(h) To amend the fundamental investment restriction regarding industry concentration.

2. Proposal 2: To approve the removal of the following current fundamental investment restrictions not required by the federal securities laws for the affected Funds, as detailed below, (includes sixteen sub-proposals), as follows:

(a) For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding purchasing on margin;

(b) For IQI, OIA, VKQ, VCV, VKI, VBF, VGM, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction(s) regarding making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options;

(c) For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing for control or management;

(d) For IQI, OIA and VBF, to remove the fundamental investment restriction regarding investing in management-owned securities;

(e) For VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing in other investment companies;

(f) For IQI, OIA, VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing in oil, gas or mineral exploration or development programs;

(g) For IQI and OIA, to remove the fundamental investment restriction regarding purchasing taxable debt;

(h) For IQI and OIA, to remove the fundamental investment restriction regarding investing in unseasoned companies;

(i) For IQI and OIA, to remove the fundamental investment restriction regarding investing in common stock;

(j) For IQI and OIA, to remove the fundamental investment restriction regarding pledging of assets;

(k) For OIA, to remove the fundamental investment restriction regarding investing in restricted securities;

(l) For VKQ, VCV, VTN and VMO, to remove the fundamental investment restriction regarding investing for short-term profit;

(m) For VBF, to remove the fundamental investment restriction regarding investing in preferred stock;

(n) For VBF, to remove the fundamental investment restriction regarding investing in debt securities;

(o) For VBF, to remove the fundamental investment restriction regarding joint trading; and/or

(p) For VVR, to remove the fundamental investment restriction regarding investing in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

In addition, any other business as may properly come before each Meeting or any adjournments thereof will be transacted at each Meeting.

Holders of record of the Common Shares and, where applicable, Preferred Shares, of each Fund on May 31, 2024 are entitled to notice of and to vote at each Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES TO THE BOARD OF TRUSTEES LISTED IN THE JOINT PROXY STATEMENT AND FOR THE AMENDMENT AND/OR ELIMINATION OF THE FUNDAMENTAL RESTRICTIONS OF THE FUNDS, AS APPLICABLE.

By order of the Board of Trustees, Melanie Ringold Senior Vice President, Chief Legal Officer and Secretary

[July 5, 2024]

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT EACH MEETING IN PERSON OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETINGS.

If you attend the Meetings and wish to vote at the Meetings, you will be able to do so and your vote at the Meetings will revoke any proxy you may have submitted. Merely attending a Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposals and Sub-Proposals, and keep it for future reference.

PROPOSAL 1 OF THE FIRST MEETING: ELECTION OF TRUSTEES

WHAT IS THE ROLE OF THE BOARD OF TRUSTEES?

Each Fund is governed by a Board of Trustees, which has oversight responsibility for the management of the Fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, the distributor, and others who perform services for the Funds. Each of the Boards is comprised of the same Trustees.

WHO ARE THE TRUSTEE NOMINEES AND HOW WERE THEY SELECTED?

Shareholders are being asked to elect 4 Trustees (the “Trustee Nominees”) to the Board of each Fund. Each of the Trustee Nominees is currently a member of the Board of each Fund. Biographical information on each of the Trustee Nominees is provided in this Joint Proxy Statement under Proposal 1 of the First Meeting.

PROPOSAL 1 OF THE SECOND MEETING: AMENDMENT OF THE REQUIRED FUNDAMENTAL INVESTMENT RESTRICTIONS

WHAT ARE THESE REQUIRED FUNDAMENTAL INVESTMENT RESTRICTIONS?

Each Fund is subject to certain investment restrictions that are considered “fundamental” because they may only be changed with shareholder approval. The Funds (with the exception of IHTA) are proposing to amend their fundamental investment restrictions with respect to: (a) diversification (with the exception of VPV), (b) borrowing, (c) issuing senior securities, (d) underwriting securities issued by other persons, (e) industry concentration, (f) purchasing and selling real estate, (g) purchasing and selling commodities, and (h) making loans to other persons.

WHAT WILL BE THE EFFECT OF THE AMENDMENTS TO THE FUNDS’ CURRENT REQUIRED FUNDAMENTAL INVESTMENT RESTRICTIONS?

The purpose of the proposed amendments is to update those restrictions that are more restrictive than is currently required and to standardize, to the extent practicable, each Fund’s fundamental investment restrictions with those of substantially all other Invesco funds. Certain proposed amendments would provide the Funds with additional flexibility to pursue various investments or strategies. To the extent that a Fund uses such flexibility in the future, the Fund may be subject to some additional costs and risks. Notwithstanding the foregoing, the Funds do not currently anticipate materially changing their investment strategies or risk profile if the proposed amendments to these fundamental investment restrictions are approved.

PROPOSAL 2 OF THE SECOND MEETING: REMOVAL OF CERTAIN NON-STANDARD FUNDAMENTAL INVESTMENT RESTRICTIONS

WHAT ARE THESE NON-STANDARD FUNDAMENTAL INVESTMENT RESTRICTIONS?

The Funds (with the exception of IHTA) are also subject to certain fundamental investment restrictions that were once imposed by state securities laws or other regulatory authorities that are now outdated or are no longer effective.

WHAT WILL BE THE EFFECT OF THE REMOVAL OF THE FUNDS’ CURRENT NON-STANDARD FUNDAMENTAL INVESTMENT RESTRICTIONS?

If the proposed removals are approved, it may be easier for the Funds to adapt to market or industry changes in the future because these restrictions would be eliminated. To the extent that a Fund uses this flexibility in the future, the Fund may be subject to some additional costs and risks. However, the Funds do not currently anticipate materially changing their investment strategies or risk profile if the proposed removals are approved.

VOTING PROCEDURES

HOW DO I VOTE IN PERSON?

If you do attend a Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if you hold your shares in street name, you are required to obtain a “legal proxy” from your broker, bank or other nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Funds at 1-XXX-XXX-XXXX if you plan to attend a Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend a Meeting or not, we urge you to complete, sign and date the enclosed proxy card(s) and to return it promptly in the envelope provided. Returning the proxy card(s) will not affect your right to attend the Meetings or to vote at the Meetings if you choose to do so. If you properly complete and sign your proxy card(s) and send it to us in time to vote at the Meetings, your “proxy” (the individual(s) named on your proxy card(s)) will vote your shares as you have directed. If you sign your proxy card(s) but do not make specific choices, your proxy will vote your shares “FOR” each Nominee, Proposal or Sub-Proposal, as applicable, as recommended by the Board of your Fund, and in accordance with management’s recommendation on other matters.

Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card(s) accompanying this Joint Proxy Statement.

MAY I REVOKE MY VOTE?

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

•	You may send in another duly executed proxy card bearing a later date, prior to a Meeting.

•	You may submit a proxy by telephone, via the internet, or via an alternative method of voting permitted by your broker, with a later date.

•	You may notify the Funds’ Secretary in writing before a Meeting that you have revoked your proxy.

•	You may vote in person at a Meeting, as set forth above under the heading, “How Do I Vote in Person?

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco High Income 2024 Target Term Fund (IHTA)

Invesco High Income Trust II (VLT)

Invesco Municipal Income Opportunities Trust (OIA)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Quality Municipal Income Trust (IQI)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

Invesco Value Municipal Income Trust (IIM)

11 Greenway Plaza

Houston, Texas 77046-1173

JOINT PROXY STATEMENT

FOR

JOINT ANNUAL MEETING AND JOINT SPECIAL MEETING OF SHAREHOLDERS

To be Held August 29, 2024

INTRODUCTION

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees (the “Board”) of each fund listed above (each a “Fund” and together the “Funds”). The proxies are to be voted at (a) a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the “First Meeting”), to be at 11 Greenway Plaza, Houston, Texas 77046-1173, on August 29, 2024, at 1:00 p.m. Central Daylight Time and (b) a Joint Special Meeting of Shareholders of the Funds, and all adjournments thereof (the “Second Meeting”), to be held at the same location, on August 29, 2024, at 1:30 p.m. Central Daylight Time (each a “Meeting” and collectively, the “Meetings”). The First Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying proxy card(s) is on or about [July 5, 2024].

Participating in the Meetings are holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Fund as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds are sometimes referred to herein collectively as the “Shares.” The Board has fixed May 31, 2024 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at each Meeting.

The Common Shares of each of the Funds are listed on the New York Stock Exchange (the “NYSE”). The NYSE ticker symbol of each Fund and the amount of Common Shares and Preferred Shares outstanding as of the Record Date are shown in Annex A to this Joint Proxy Statement. Each Fund is a closed-end fund organized as a Delaware statutory trust.

Each Meeting is scheduled as a joint meeting because the shareholders of the Funds are expected to consider and vote on similar matters.

If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-XXX-XXX-XXXX, Option 1 or visit our website at www.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meetings

This Joint Proxy Statement and a copy of the proxy card(s) (together, the “Proxy Materials”) are available at https://www.proxyvotinginfo.com/p/invesco2024. The Proxy Materials will be available on the internet through the day of the Meetings.

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the Secretary of the respective Fund by calling 1-XXX-XXX-XXXX, or by writing to the Secretary of the respective Fund at 11 Greenway Plaza, Houston, Texas 77046-1173.

Only one copy of this proxy statement will be delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will deliver a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered. Any shareholder who wishes to receive a separate proxy statement should contact their Fund at 1-XXX-XXX-XXXX.

Overview of the Proposals

The following summarizes the proposals concerning trustee elections to be presented at the First Meeting and the proposals concerning the fundamental restrictions of the Funds to be presented at the Second Meeting that the shareholders of each Fund, as applicable, are entitled to vote upon (collectively, the “Proposals”). The Board unanimously approved the Proposals and has determined that the Proposals are in the best interests of your Fund(s).

The First Meeting - Proposal 1: Election of Trustees (the “Election Proposal”)

The following table summarizes the proposal concerning trustee elections to be presented at the First Meeting and the shareholders entitled to vote.

	Funds	Trustee Nominees for Election	Shareholders Entitled to Vote
Proposal 1(a)	VKI, VCV, VMO, VKQ, VPV, IQI, VVR, VGM, VTN and IIM	Elizabeth Krentzman Robert C. Troccoli Carol Deckbar Douglas Sharp	Common Shareholders and Preferred Shareholders, voting together

	Funds	Trustee Nominees for Election	Shareholders Entitled to Vote
Proposal 1(b)	VBF, OIA, VLT and IHTA	Elizabeth Krentzman Robert C. Troccoli Carol Deckbar Douglas Sharp	Common Shareholders

The Second Meeting—Proposal 1: Amendment of the Required Fundamental Investment Restrictions (the “Standard Restriction Proposal”)

The Standard Restriction Proposal contains eight sub-proposals to approve changes to the current fundamental investment restrictions (the “Required Fundamental Investment Restrictions”) for the Funds other than IHTA (the “Amending Funds”) to update and standardize the Required Fundamental Investment Restrictions. The Investment Company Act of 1940, as amended (the “1940 Act”) requires investment companies to adopt “fundamental” investment restrictions with respect to: (a) diversification, (b) borrowing, (c) issuing senior securities, (d) underwriting securities issued by other persons, (e) industry concentration, (f) purchasing and selling real estate, (g) purchasing and selling commodities, and (h) making loans to other persons. A “fundamental” investment restriction may be changed only if authorized by shareholder vote.

The proposed standardized Required Fundamental Investment Restrictions cover those areas for which the 1940 Act requires the Amending Funds to have fundamental investment restrictions described above and have substantially the same effect as the fundamental investment restrictions of the vast majority of funds within the Invesco Funds complex. The Board and Invesco Advisers, Inc. (the “Adviser” or “Invesco”), the investment adviser to each Amending Fund, believe that there are several advantages to revising and standardizing the Required Fundamental Investment Restrictions for the Amending Funds at this time. First, by obtaining shareholder approval to update and standardize the language of the Required Fundamental Investment Restrictions, the Funds may be able to minimize the costs and delays associated with obtaining future shareholder approval to revise fundamental investment restrictions that have become outdated or inappropriate. Second, updating the Required Fundamental Investment Restrictions will provide the Adviser with greater flexibility in managing an Amending Fund’s assets for the benefit of the Fund and its shareholders in a changing investment environment and will allow the Adviser to respond to market, industry, regulatory or technical changes and innovations by seeking Board, rather than shareholder, approval when necessary to revise certain investment policies or strategies. There may be additional risks associated with such increased flexibility, as described in “Second Meeting—Proposal 1” below. Additionally, the proposed standardized fundamental investment restrictions are expected to reduce administrative burdens by simplifying and making uniform the fundamental investment restrictions across the Invesco Funds complex, enabling the Amending Funds and their service providers to monitor portfolio compliance more efficiently across all Invesco funds and help avoid conflicts among restrictions whose language in some instances varies only slightly from one to another.

It is anticipated that the proposed changes to the fundamental investment restrictions will not materially change the way the Amending Funds are currently managed and operated. Although the proposed standardized Required Fundamental Investment Restrictions will give the Amending Funds greater flexibility to respond to possible future investment opportunities, at this time it is not anticipated that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in any of the Amending Funds. However, should the Adviser believe that the way any Amending Fund is managed in the future should be modified, the Adviser would continue to request approval by the Board of any such material modification and provide related notice to shareholders as deemed appropriate.

The Second Meeting - Proposal 2: Removal of Certain Non-Standard Fundamental Investment Restrictions (the “Non-Standard Restriction Proposal”)

The Non-Standard Restriction Proposal contains sixteen sub-proposals to approve the removal of the other current fundamental investment restrictions not required by federal securities laws (the “Non-Standard Restrictions”) for each affected Fund. Specifically, shareholders of each affected Fund are being asked to approve the removal of the various Non-Standard Restrictions of the affected Funds, as applicable, relating to the following investment activities:

(a) purchasing on margin; (b) making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options; (c) investing for control or management; (d) investing in management-owned securities; (e) investing in other investment companies (f) investing in oil, gas or mineral exploration or development programs; (g) purchasing taxable debt; (h) investing in unseasoned companies; (i) investing in common stock; (j) pledging of assets; (k) investing in restricted securities; (l) investing for short-term profit; (m) investing in preferred stock; (n) investing in debt securities; (o) joint trading; and (p) investing in investment companies with substantially the same investment objective, policies and restrictions as the applicable Fund.

These Non-Standard Restrictions were adopted in the past by the respective affected Fund to reflect certain regulatory, business or industry conditions which are no longer in effect or relevant. As a result, many of these current Non-Standard Restrictions are outdated or inappropriate and unnecessarily limit the investment strategies available to the Adviser in managing the portfolios of the affected Funds. The removal of these Non-Standard Restrictions, as applicable, will provide the Adviser with greater flexibility in managing the portfolios of the affected Funds and may minimize the costs and delays associated with obtaining future shareholder approval to remove fundamental investment restrictions that have become outdated or inappropriate. There may be additional risks associated with such increased flexibility, as described in “Second Meeting - Proposal 2” below. Additionally, the removal of the Non-Standard Restrictions is expected to reduce administrative burdens by simplifying and making uniform the fundamental investment restrictions across the Invesco Funds complex, enabling the Amending Funds and their service providers to monitor portfolio compliance more efficiently across all Invesco funds.

It is anticipated that the removal of the Non-Standard Restrictions will not materially change the way the affected Funds are currently managed and operated. Although the removal of the Non-Standard Restrictions will give the affected Funds greater flexibility to respond to possible future investment opportunities, at this time it is not anticipated that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in any of the affected Funds. However, should the Adviser believe that the way any affected Fund is managed in the future should be modified, the Adviser would continue to request approval by the Board of any such material modification and provide related notice to shareholders as deemed appropriate.

Together, the Standard Restriction Proposal and the Non-Standard Restriction Proposal (together, the “Investment Restriction Proposals”) are intended to update the current fundamental investment restrictions of the Amending Funds and affected Funds, as applicable (together, the “Updating Funds”), as set forth herein. Shareholders are being asked to vote separately on, and provide voting instructions separately with respect to, each applicable Sub-Proposal. No Sub-Proposal of the Investment Restrictions Proposals to amend or remove any fundamental investment restriction, as applicable, is contingent upon the approval of any other Sub-Proposal. As a result, it may be the case that certain Sub-Proposals for an Updating Fund will be amended or removed, as applicable, while others will not. If shareholders of an Updating Fund do not approve an applicable Sub-Proposal at the Second Meeting, the current fundamental investment restriction contained in that Sub-Proposal will remain in effect for that Updating Fund. If a Sub-Proposal is approved by shareholders at the Second Meeting, the proposed change to, or removal of, that fundamental investment restriction will take effect as soon as reasonably practicable.

The Investment Restriction Proposals are intended to, among other things, provide the Adviser with greater flexibility in managing the portfolios of the Updating Funds for the benefit of the Funds and their shareholders. However, if any or all of the Sub-Proposals are approved for an Updating Fund, unless otherwise disclosed in this Joint Proxy Statement, no material changes are expected to be made to an Updating Fund’s principal investment strategies, and the Updating Fund will continue to be managed subject to the applicable limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the Updating Fund’s investment objective, strategies and policies.

The Second Meeting – Summary of Proposals

The following table summarizes the Sub-Proposals regarding the Required Fundamental Investment Restrictions and the Non-Standard Restrictions to be presented at the Second Meeting and the Updating Funds with shareholders entitled to vote.

	Funds	Sub-Proposal
Sub-Proposal 1(a)-(h)	VKI, VCV, VMO, VKQ, VPV, IQI, VVR, VGM, VTN, IIM, VBF, OIA and VLT	To amend the fundamental investment restriction regarding: (a) diversification (for each Fund listed with the exception of VPV), (b) borrowing, (c) issuing senior securities, (d) underwriting, (e) industry concentration, (f) purchasing and selling real estate, (g) purchasing and selling commodities, and (h) lending

Sub-Proposal 2(a)	IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO and VPV	To remove the fundamental investment restriction regarding purchasing on margin

Sub-Proposal 2(b)	IQI, OIA, VKQ, VCV, VKI, VBF, VGM, VLT, VVR, VTN, VMO and VPV	To remove the fundamental investment restriction regarding making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options

Sub-Proposal 2(c)	IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO and VPV	To remove the fundamental investment restriction regarding investing for control or management

Sub-Proposal 2(d)	IQI, OIA and VBF	To remove the fundamental investment restriction regarding investing in management-owned securities

	Funds	Sub-Proposal
Sub-Proposal 2(e)	VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO and VPV	To remove the fundamental investment restriction regarding investing in other investment companies

Sub-Proposal 2(f)	IQI, OIA, VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO and VPV	To remove the fundamental investment restriction regarding investing in oil, gas or mineral exploration or development programs

Sub-Proposal 2(g)	IQI and OIA	To remove the fundamental investment restriction regarding purchasing taxable debt

Sub-Proposal 2(h)	IQI and OIA	To remove the fundamental investment restriction regarding investing in unseasoned companies

Sub-Proposal 2(i)	IQI and OIA	To remove the fundamental investment restriction regarding investing in common stock

Sub-Proposal 2(j)	IQI and OIA	To remove the fundamental investment restriction regarding pledging of assets

Sub-Proposal 2(k)	OIA	To remove the fundamental investment restriction regarding investing in restricted securities

Sub-Proposal 2(l)	VKQ, VCV, VTN and VMO	To remove the fundamental investment restriction regarding investing for short-term profit

Sub-Proposal 2(m)	VBF	To remove the fundamental investment restriction regarding investing in preferred stock

Sub-Proposal 2(n)	VBF	To remove the fundamental investment restriction regarding investing in debt securities

Sub-Proposal 2(o)	VBF	To remove the fundamental investment restriction regarding joint trading

Sub-Proposal 2(p)	VVR	To remove the fundamental investment restriction regarding investing in investment companies with substantially the same investment objective, policies and restrictions as the Fund

Voting at the Meetings

Shareholders of a Fund on the Record Date are entitled to one vote per Share, and a proportionate fractional vote for each fractional Share, with respect to each applicable Proposal or Sub-Proposal, with no Share having cumulative voting rights. The voting requirement for passage of a particular Proposal depends on the nature of the Proposal. The voting requirement of each Proposal or Sub-Proposal is described below. A majority of the outstanding Shares of a Fund entitled to vote at a Meeting must be present at the Meeting or represented by proxy to have a quorum for such Fund to conduct business at the Meeting.

If you intend to attend the Meetings in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meetings in person and you hold your Shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or a broker’s statement indicating ownership as of a recent date.

If you hold your Shares in “street name,” you will not be able to vote your Shares in person at either Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meetings.

You may contact the Funds at 1-XXX-XXX-XXXX, Option 2 to obtain directions to the site of the Meeting.

The Funds do not know of any business other than the Proposals that will, or are proposed to be, presented for consideration at the First Meeting and Second Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card(s) shall vote proxies in accordance with their best judgment.

Required Vote

With respect to the Election Proposal for VKI, VCV, VMO, VKQ, VPV, IQI, VVR, VGM, VTN and IIM, holders of Common Shares and holders of Preferred Shares of each applicable Fund will vote together as a single class for the respective Nominees. The affirmative vote of a majority of the outstanding Shares of each such Fund present at the First Meeting or represented by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares and the holders of Preferred Shares of such Fund, voting together as a single class.

With respect to the Election Proposal for VBF, OIA, VLT and IHTA, holders of Common Shares of each applicable Fund will vote for the respective Nominees. The affirmative vote of a majority of the outstanding Common Shares of each such Fund present at the First Meeting or represented by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund.

With respect to each of the Sub-Proposals in the Investment Restriction Proposals for each Fund, as applicable, holders of Common Shares and holders of Preferred Shares, as applicable, will vote together as a single class for each Sub-Proposal to amend or remove, as applicable, the respective current fundamental investment restriction. The affirmative vote of the lesser of (a) 67% or more of the shares present at the Second Meeting, if the holders of more than 50% of an Updating Fund’s outstanding shares are present or represented by proxy at the Second Meeting; or (b) more than 50% of an Updating Fund’s outstanding shares is required to amend or remove the fundamental restriction for the related affected Fund. This voting standard is often referred to as a “1940 Act Vote.” OIA, VBF and VLT currently do not have Preferred Shares outstanding.

The voting standards to approve the Nominees in the Election Proposal and each of the Sub-Proposals in the Investment Restriction Proposals differ because the applicable Funds’ governing documents specify that an affirmative vote of a majority of the outstanding shares of each such Fund present at the First Meeting or represented by proxy and entitled to vote is required to elect trustees, while the 1940 Act, in conjunction with the applicable Funds’ registration statements and governing documents, specify that a 1940 Act Vote is required for changes to fundamental investment restrictions, including the removal of such restrictions.

All Shares represented by properly executed proxies received prior to a Meeting will be voted at the Meeting in accordance with the instructions marked thereon. With respect to the First Meeting concerning the Election Proposal, proxies on which no vote is indicated will be voted “FOR” each Nominee. Proxies marked “WITHHOLD,” which is the equivalent of an abstention, will not be voted “FOR” the Nominee, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST.”

With respect to the Second Meeting concerning each of the Sub-Proposals in the Investment Restriction Proposals for each Fund, if you sign your proxy card(s) but do not specify how to vote your shares (i.e., “FOR,” “AGAINST” OR “ABSTAIN”), your proxy will vote your shares “FOR” each Sub-Proposal, as recommended by the Board. Proxies marked “ABSTAIN” with respect to a Sub-Proposal will not be voted “FOR” the Sub-Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” the Sub-Proposal.

An unfavorable vote for a Nominee or Sub-Proposal by the shareholders of one Fund will not affect the election of the Nominee or implementation of such Sub-Proposal by another Fund if the Nominee or Sub-Proposal is approved by the shareholders of the other Fund. An unfavorable vote for a particular Nominee or Sub-Proposal by the shareholders of a Fund will not affect such Fund’s election of other Nominees or implementation of other Sub-Proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees, the Sub-Proposals or any other matter.

Broker Non-Votes

Broker non-votes arise when shares are held by brokers or nominees, typically in “street name,” and (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

With respect to the Election Proposal, under the rules of the NYSE, brokers may vote at the First Meeting in their discretion on the election of trustees of a closed-end fund. Under the rules of the NYSE, beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by their brokers in favor of the Election Proposal. Broker-dealers and other financial intermediaries who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Because there are no proposals expected to come before the First Meeting for which brokers or nominees do not have discretionary voting power, the Funds do not anticipate receiving any broker non-votes for the First Meeting.

With respect to the Sub-Proposals of the Investment Restriction Proposals, broker non-votes at the Second Meeting will have the same effect as a vote against. Broker non-votes will be deemed present for quorum purposes of the Second Meeting.

We urge you to provide instructions to your broker or nominee to ensure that your votes may be counted at both Meetings.

Revoking a Proxy

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation before a Meeting with the respective Fund, by delivering a duly executed proxy bearing a later date, by attending the Meeting and voting in person, by filing a revocation using any electronic, telephonic, computerized or other alternative means, or by written notice of the death or incapacity of the maker of the proxy received by the Fund prior to each Meeting. Shareholders who wish to vote at a Meeting and who hold their shares in “street name” through a brokerage or similar account should obtain a “legal proxy” from their broker in order to vote at the Meeting and follow the instructions detailed above.

Adjourning a Meeting

With respect to each Fund, the vote of the holders of one-third of the Shares cast whether or not a quorum is present, or the chair of the First Meeting in his or her discretion, will have the power to adjourn the First Meeting with regard to a particular proposal scheduled to be voted on at the First Meeting or to adjourn the First Meeting entirely from time to time without notice. With respect to each Fund, the vote of the holders of one-third of the Shares cast whether or not a quorum is present, or the chair of the Second Meeting in his or her discretion, will have the power to adjourn the Second Meeting with regard to a particular proposal scheduled to be voted on at the Second Meeting or to adjourn the Second Meeting entirely from time to time without notice.

Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified. A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original meeting date for such meeting. In voting for the adjournment, the persons named as proxies may vote their proxies in favor of one or more adjournments of the First Meeting or Second Meeting, or the chair of the First Meeting or Second Meeting may call an adjournment, provided such persons determine that such adjournment is reasonable and in the best interests of shareholders and the Funds, based on a consideration of such factors as they may deem relevant.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES IN THE ELECTION PROPOSAL AND FOR THE AMENDMENTS AND/OR REMOVALS OF THE FUNDAMENTAL RESTRICTIONS OF THE FUNDS, AS APPLICABLE, IN THE INVESTMENT RESTRICTION PROPOSALS.

Investment Adviser of the Funds

The investment adviser for each Fund is Invesco Advisers, Inc. (“Invesco” or the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1331 Spring Street, NW, Suite 2500, Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Funds

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to each Fund (except IHTA), pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect wholly owned subsidiary of Invesco Ltd.

Other Service Providers of the Funds

Administration Services

Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund which are not required to be performed by the Adviser under its investment advisory agreement with each Fund. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Funds. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801. Invesco Senior Income Trust has also entered into an additional administration agreement with the Adviser. Each Fund has also entered into a support services agreement with Invesco Investment Services, Inc. The principal business address of Invesco Investment Services, Inc. is 11 Greenway Plaza, Houston, Texas 77046-1173.

Custodian and Transfer Agents

The custodian for each Fund is State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent for the Common Shares for each Fund is Computershare Trust Company, N.A., located at 250 Royall Street, Canton, MA 02021. The transfer agent for the Preferred Shares for the applicable Funds is Deutsche Bank Trust Company Americas, Trust & Agency Services, located at 1 Columbus Circle, 17th Floor, Mail Stop: NYC01-1710, New York, NY 10019.

FIRST MEETING – PROPOSAL 1

ELECTION OF TRUSTEES PROPOSAL (THE “ELECTION PROPOSAL”)

At the First Meeting, with respect to each of Invesco Bond Fund, Invesco Municipal Income Opportunities Trust, Invesco High Income 2024 Target Term Fund and Invesco High Income Trust II, holders of Common Shares will vote with respect to the election of Elizabeth Krentzman, Robert C. Troccoli, Carol Deckbar and Douglas Sharp.

At the First Meeting, with respect to each of Invesco Advantage Municipal Income Trust II, Invesco California Value Municipal Income Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust, holders of Common Shares and holders of Preferred Shares of each of these Funds will vote together with respect to the election of Elizabeth Krentzman, Robert C. Troccoli, Carol Deckbar and Douglas Sharp.

All Nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected. Carol Deckbar was initially identified during a search process for potential candidates that was undertaken by the independent trustees with the assistance of a third-party search firm and was recommended for consideration as a nominee for Trustee by the independent trustees. Douglas Sharp was recommended for consideration as a nominee for Trustee by Invesco management. Robert C. Troccoli and Elizabeth Krentzman were previously elected by shareholders in 2021. Carol Deckbar and Douglas Sharp are being nominated for election to the Board of each Fund by shareholders for the first time.

If elected at the First Meeting, each Trustee will serve until the later of such Fund’s Annual Meeting of Shareholders in 2027 or until his or her successor has been duly elected and qualified. As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the First Meeting. Each Fund’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration of Trust”) provides that the Board shall be divided into three classes. For each Fund, only one class of Trustees is elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. The foregoing is subject to the provisions of the 1940 Act, applicable Delaware state law, each Fund’s Declaration of Trust and each Fund’s Bylaws.

In the case of any vacancy on the Board, each Fund’s Declaration of Trust provides that the size of the Board shall be automatically reduced by the number of vacancies unless or until the Board by resolution expressly maintains or increases the size of the Board. In the case of a vacancy arising from a Board resolution to maintain or increase the size of the Board, the remaining Trustees may fill such vacancy or add additional Board members, as the case may be, by appointing a replacement meeting the Trustee qualifications outlined in each Funds’ Declaration of Trust to serve for the remainder of the term of the Board position previously vacated.

The following table indicates all current Trustees in each such class and the period for which each class currently serves:

Class I1	Class II2	Class III[3]
Cynthia Hostetler	Beth Ann Brown	Carol Deckbar
Eli Jones	Anthony J. LaCava, Jr.	Elizabeth Krentzman
Prema Mathai-Davis	Joel W. Motley	Robert C. Troccoli
Daniel S. Vandivort	Teresa M. Ressel	Douglas Sharp
James “Jim” Liddy	Jeffrey Kupor

[1]	Serving until the 2025 Annual Meeting or until their successors have been duly elected and qualified.
[2]	Serving until the 2026 Annual Meeting or until their successors have been duly elected and qualified.
[3]	Currently up for election at the First Meeting.

Information Regarding the Trustees

The business and affairs of the Funds are managed under the direction of the Board. This section of this Joint Proxy Statement provides you with information regarding each incumbent Trustee that is proposed to serve on the Board. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. The tables below list the Trustees, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. If all of the Trustees are elected at the First Meeting, the Board will be composed of 14 Trustees, including 12 Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”).

As used in this Joint Proxy Statement, the term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised primarily by the Adviser as of the Record Date. As of the date of this Joint Proxy Statement, there were 164 funds in the Invesco Fund Complex.

The mailing address of each Trustee is 11 Greenway Plaza, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During At Least The Past 5 Years
Interested Trustee
Jeffrey H. Kupor[1] — 1968 Trustee	†	Senior Managing Director and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. Invesco Investments (Bermuda) Ltd.; and Vice President, Invesco Group Services, Inc.	164	None

		Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust,

		Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During At Least The Past 5 Years

		and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

Douglas Sharp[1] — 1974 Trustee	†	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman Invesco UK Limited; and Director, Chairman and Chief Executive, Invesco Fund Managers Limited.	164	None

Name, Year of Birth and Position(s) Held with the Funds	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During At Least The Past 5 Years
Independent Trustees

Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	†	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; and Vice President, Key Account Manager, Liberty Funds Distributor, Inc.	164	Director, Board of Directors of Caron Engineering Inc.; Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); President and Director of Grahamtastic Connection (non-profit); and Trustee of certain Oppenheimer Funds

Carol Deckbar – 1962 Trustee	†	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	164	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During At Least The Past 5 Years

Cynthia Hostetler — 1962 Trustee	†	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	164	Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During At Least The Past 5 Years

Eli Jones — 1961 Trustee	†	Professor and Dean Emeritus, Mays Business School at Texas A&M University Formerly: Dean of Mays Business School at Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	164	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Board Member, First Financial Bankshares, Inc. Texas

Elizabeth Krentzman — 1959 Trustee	†	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; and Associate at Ropes & Gray LLP	164	Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee; and Trustee of certain Oppenheimer Funds

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During At Least The Past 5 Years

Anthony J. LaCava, Jr. — 1956 Trustee	†	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	164	Member and Chairman of the Bentley University, Business School Advisory Council Formerly: Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP

James “Jim” Liddy – 1959 Trustee	†	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	164	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School

Prema Mathai-Davis — 1950 Trustee	†	Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	164	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

Joel W. Motley — 1952 Trustee	†

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); and Director of Columbia Equity Financial Corp. (privately held financial advisor).

			164	Member of Board of Blue Ocean Acquisition Corp; Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism); and Trustee of certain Oppenheimer Funds

Name, Year of Birth and Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorship(s) Held by Trustee During At Least The Past 5 Years

Teresa M. Ressel — 1962 Trustee	†	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	164	None

Robert C. Troccoli — 1949 Trustee	†	Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	164	None

Daniel S. Vandivort — 1954 Trustee	†	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation. Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	164	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.

(1)

Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Funds because they are officers of the Adviser to the Funds, and officers of Invesco Ltd., ultimate parent of the Adviser.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee currently serving on the Board has served as a Trustee of each respective Fund since the year shown below:

	Kupor	Sharp	Brown	Deckbar	Hostetler	Jones	Krentzman	LaCava, Jr.
VKI	2024	2024	2019	2024	2017	2016	2019	2019
VBF	2024	2024	2019	2024	2017	2016	2019	2019
VCV	2024	2024	2019	2024	2017	2016	2019	2019
IHTA	2024	2024	2019	2024	2017	2017	2019	2019
VLT	2024	2024	2019	2024	2017	2016	2019	2019
OIA	2024	2024	2019	2024	2017	2016	2019	2019
VMO	2024	2024	2019	2024	2017	2016	2019	2019
VKQ	2024	2024	2019	2024	2017	2016	2019	2019
VPV	2024	2024	2019	2024	2017	2016	2019	2019
IQI	2024	2024	2019	2024	2017	2016	2019	2019
VVR	2024	2024	2019	2024	2017	2016	2019	2019
VGM	2024	2024	2019	2024	2017	2016	2019	2019
VTN	2024	2024	2019	2024	2017	2016	2019	2019
IIM	2024	2024	2019	2024	2017	2016	2019	2019

	Liddy	Mathai-Davis	Motley	Ressel	Troccoli	Vandivort
VKI	2024	2014	2019	2017	2016	2019
VBF	2024	2014	2019	2017	2016	2019
VCV	2024	2014	2019	2017	2016	2019
IHTA	2024	2017	2019	2017	2017	2019
VLT	2024	2014	2019	2017	2016	2019
OIA	2024	2010	2019	2017	2016	2019
VMO	2024	2014	2019	2017	2016	2019
VKQ	2024	2014	2019	2017	2016	2019
VPV	2024	2014	2019	2017	2016	2019
IQI	2024	2010	2019	2017	2016	2019
VVR	2024	2014	2019	2017	2016	2019
VGM	2024	2014	2019	2017	2016	2019
VTN	2024	2014	2019	2017	2016	2019
IIM	2024	2010	2019	2017	2016	2019

Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings and/or conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met eight times during the fiscal year ended February 29, 2024 (nine times for VVR) and each independent Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board during which time such independent Trustee served and (ii) all meetings of the committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings.

Board Leadership Structure

The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s primary role is to preside at meetings of the Board and act as a liaison with the Adviser and other service providers, officers, attorneys and other Trustees between meetings. The Chair also participates in the preparation of the agenda for the meetings of the Board, is active with mutual fund industry organizations, and may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to each Fund’s Declaration of Trust or Bylaws, the appointment, designation or identification of a Trustee as the Chair of the Board, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of that appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and management, among the Trustees and among the Independent Trustees. The existing Board structure, including its committee structure as discussed below, provides the Independent Trustees with effective control over Board governance while also allowing them to receive and benefit from insight from the interested Trustee who is an active officer of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes allows for the proper consideration of matters deemed important to the Funds and their shareholders and results in effective decision-making.

Board Qualifications and Experience

Interested Trustees.

Jeffrey H. Kupor, Trustee

Jeffrey Kupor has been a member of the Board of Trustees of the Invesco Funds since 2024. Mr. Kupor is Senior Managing Director and General Counsel at Invesco Ltd.

Mr. Kupor joined Invesco Ltd. in 2002 and has held a number of legal roles, including, most recently, Head of Legal, Americas, in which role he was responsible for legal support for Invesco’s Americas business. Prior to joining the firm, he practiced law at Fulbright & Jaworski LLP (now known as Norton Rose Fulbright), specializing in complex commercial and securities litigation. He also served as the general counsel of a publicly traded communication services company.

Mr. Kupor earned a BS degree in economics from the Wharton School at the University of Pennsylvania and a JD from the Boalt Hall School of Law (now known as Berkeley Law) at the University of California at Berkeley.

The Board believes that Mr. Kupor’s current and past positions with the Invesco complex along with his legal background and experience as an executive in the investment management area benefits the Funds.

Douglas Sharp, Trustee

Douglas Sharp has been a member of the Board of Trustees of the Invesco Funds since 2024. Mr. Sharp is Senior Managing Director, Head of Americas & EMEA (Europe, the Middle East, and Africa) at Invesco Ltd. He also served as Director and Chairman of the Board of Invesco UK Limited (Invesco’s European subsidiary board) and as Director, Chairman and Chief Executive of Invesco Fund Managers Limited.

Mr. Sharp joined Invesco Ltd. in 2008 and has served in multiple leadership roles across the company, including his previous role as Head of EMEA. Prior to that, he ran Invesco Ltd.’s EMEA retail business and served as head of strategy and business planning and as chief administrative officer for Invesco Ltd.’s US institutional business. Before joining the firm, he was with the strategy consulting firm McKinsey & Co., where he served clients in the financial services, energy, and logistics sectors.

The Board believes that Mr. Sharp’s current and past positions within the Invesco complex along with his experience in the investment management business benefits the Funds.

Independent Trustees

Beth Ann Brown, Trustee and Chair

Beth Ann Brown has been a member of the Board of Trustees of the Invesco Funds since 2019 and Chair since 2022. From 2016 to 2019, Ms. Brown served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Brown has served as Director of Caron Engineering, Inc. since 2018 and as an Independent Consultant since 2012.

Previously, Ms. Brown served in various capacities at Columbia Management Investment Advisers LLC, including Head of Intermediary Distribution, Managing Director, Strategic Relations and Managing Director, Head of National Accounts. She also served as Senior Vice President, National Account Manager from 2002-2004 and Senior Vice President, Key Account Manager from 1999 to 2002 of Liberty Funds Distributor, Inc. From 2013 through 2022, she served as Director, Vice President (through 2019) and President (2019-2022) of Grahamtastic Connection, a non-profit organization.

From 2014 to 2017, Ms. Brown served on the Board of Advisors of Caron Engineering Inc. and also served as President and Director of Acton Shapleigh Youth Conservation Corps, a non–profit organization, from 2012 to 2015.

The Board believes that Ms. Brown’s experience in financial services and investment management and as a director of other investment companies benefits the Funds.

Carol Deckbar, Trustee

Carol Deckbar has been a member of the Board of Trustees of the Invesco Funds since 2024. Ms. Deckbar previously served as Executive Vice President and Chief Product Officer at Teachers Insurance and Annuity Association (TIAA) Financial Services from 2019 to 2021. She also served as Executive Vice President and Principal of College Retirement Equities Fund at TIAA from 2014 to 2021. Ms. Deckbar served in various other capacities at TIAA since joining in 2007, including Executive Vice President and Head of Institutional Investments and Endowment Services from 2016 to 2019.

Prior to joining TIAA, Ms. Deckbar was a Senior Vice President of AMSOUTH Bank from 2002 to 2006, and before that she served as Senior Vice President, Managing Director, for Bank of America Capital Management from 1999 to 2002. She began her asset management career with the Evergreen Funds where she served as Senior Vice President, Managing Director from 1991 to 1998.

From 2019 to 2020, Ms. Deckbar served as Chairman of the TIAA Retirement Plan Investments Committee and as an Executive Sponsor at Advance, a council for the advancement of women. She has also held various memberships, including at Investment Company Institute, from 2017 to 2019, Fortune 400 Most Powerful Women Network, from 2012 to 2015, and Mutual Fund Education Alliance, from 2010 to 2015.

The Board believes that Ms. Deckbar’s experience in financial services and investment management benefits the Funds.

Cynthia Hostetler, Trustee

Cynthia Hostetler has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Hostetler is currently a member of the board of directors of the Vulcan Materials Company, a public company engaged in the production and distribution of construction materials, Trilinc Global Impact Fund LLC, a publicly registered non-traded limited liability company that invests in a diversified portfolio of private debt instruments, and Resideo Technologies, Inc., a public company that manufactures and distributes smart home security products and solutions worldwide. Ms. Hostetler also serves on the board of governors of the Investment Company Institute and is a member of the governing council of the Independent Directors Council, both of which are professional organizations in the investment management industry.

Previously, Ms. Hostetler served as a member of the board of directors/trustees of Aberdeen Investment Funds, a mutual fund complex, Edgen Group Inc., a public company that provides products and services to energy and construction companies, from 2012 to 2013, prior to its sale to Sumitomo, Genesee & Wyoming, Inc., a public company that owns and operates railroads worldwide, from 2018 to 2019, prior to its sale to Brookfield Asset Management, and Textainer Group Holdings Ltd., a public company that is the world’s second largest shipping container leasing company, prior to its sale to Stonepeak in March 2024. Ms. Hostetler was also a member of the board of directors of the Eisenhower Foundation, a non-profit organization.

From 2001 to 2009, Ms. Hostetler served as Head of Investment Funds and Private Equity at Overseas Private Investment Corporation (“OPIC”), a government agency that supports US investment in the emerging markets. Ms. Hostetler oversaw a multi-billion dollar investment portfolio in private equity funds. Prior to joining OPIC, Ms. Hostetler served as President and member of the board of directors of First Manhattan Bancorporation, a bank holding company, from 1991 to 2007, and its largest subsidiary, First Savings Bank, from 1991 to 2006 (Board Member) and from 1996 to 2001 (President).

The Board believes that Ms. Hostetler’s knowledge of financial services and investment management, her experience as a director of other companies, including a mutual fund complex, her legal background, and other professional experience gained through her prior employment benefit the Funds.

Dr. Eli Jones, Trustee

Dr. Eli Jones has been a member of the Board of Trustees of the Invesco Funds since 2016.

Dr. Jones has served as Board Member of the regional board, First Financial Bank Texas since 2021 and Board Member, First Financial Bankshares, Inc. Texas since 2022. Since 2020, Dr. Jones has served as a director on the board of directors of Insperity, Inc. (“Insperity”). From 2004 to 2016, Dr. Jones was chair of the Compensation Committee, a member of the Nominating and Corporate Governance Committee and a director on the board of directors of Insperity.

Dr. Jones is a Professor of Marketing, Lowry and Peggy Mays Eminent Scholar, and Dean Emeritus of Mays Business School at Texas A&M University. From 2015 to 2021, Dr. Jones served as Dean of Mays Business School at Texas A&M University. From 2012 to 2015, Dr. Jones was the dean of the Sam M. Walton College of Business at the University of Arkansas and holder of the Sam M. Walton Leadership Chair in Business. Prior to joining the faculty at the University of Arkansas, he was dean of the E. J. Ourso College of Business and Ourso Distinguished Professor of Business at Louisiana State University from 2008 to 2012; professor of marketing and associate dean at the C.T. Bauer College of Business at the University of Houston from 2007 to 2008; an associate professor of marketing from 2002 to 2007; and an assistant professor from 1997 until 2002. He taught at Texas A&M University for several years before joining the faculty of the University of Houston.

Dr. Jones served as the executive director of the Program for Excellence in Selling and the Sales Excellence Institute at the University of Houston from 1997 to 2007. Before becoming a professor, he worked in sales and sales management for three Fortune 100 companies: Quaker Oats, Nabisco, and Frito-Lay. Dr. Jones is a past director of Arvest Bank. He received his Bachelor of Science degree in journalism in 1982, his MBA in 1986 and his Ph.D. in 1997, all from Texas A&M University.

The Board believes that Dr. Jones’ experience in academia and his experience in marketing benefits the Funds.

Elizabeth Krentzman, Trustee

Elizabeth Krentzman has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Ms. Krentzman served on the boards of certain investment companies in the Oppenheimer Funds complex.

Ms. Krentzman served from 2017 to 2022, as a member of the Cartica Funds Board of Directors (private investment funds). Ms. Krentzman previously served as a member of the Board of Trustees of the University of Florida National Board Foundation from 2016 to 2021. She also served as a member of the Board of Trustees of the University of Florida Law Center Association, Inc. from 2016 to 2021, as a member of its Audit Committee from 2016 to 2020, and as a member of its Membership Committee from 2020 to 2021.

Ms. Krentzman served from 1997 to 2004 and from 2007 and 2014 in various capacities at Deloitte & Touche LLP, including Principal and Chief Regulatory Advisor for Asset Management Services, U.S. Mutual Fund Leader and National Director of the Investment Management Regulatory Consulting Practice. She served as General Counsel of the Investment Company Institute from 2004 to 2007.

From 1996 to 1997, Ms. Krentzman served as an Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission. She also served from 1991 to 1996 in various positions with the Division of Investment Management—Office of Regulatory Policy of the U.S. Securities and Exchange Commission and from 1987 to 1991 as an Associate at Ropes & Gray LLP.

The Board believes that Ms. Krentzman’s legal background, experience in financial services and accounting and as a director of other investment companies benefits the Funds.

Anthony J. LaCava, Jr., Trustee

Anthony J. LaCava, Jr. has been a member of the Board of Trustees of the Invesco Funds since 2019.

Previously, Mr. LaCava served as a member of the board of directors and as a member of the audit committee of Blue Hills Bank, a publicly traded financial institution.

Mr. LaCava retired after a 37-year career with KPMG LLP (“KPMG”) where he served as senior partner for a wide range of firm clients across the retail, financial services, consumer markets, real estate, manufacturing, health care and technology industries. From 2005 to 2013, Mr. LaCava served as a member of the board of directors of KPMG and chair of the board’s audit and finance committee and nominating committee. He also previously served as Regional Managing Partner from 2009 through 2012 and Managing Partner of KPMG’s New England practice.

Mr. LaCava currently serves as Member and Chairman of the Business School Advisory Council of Bentley University and as a member of American College of Corporate Directors and Board Leaders, Inc.

The Board believes that Mr. LaCava’s experience in audit and financial services benefits the Funds.

James “Jim” Liddy, Trustee

James “Jim” Liddy has been a member of the Board of Trustees of the Invesco Funds since 2024. Mr. Liddy is a Retired Partner of KPMG LLP (KPMG) and previously served as Chairman of KPMG’s Global Financial Services, Americas practice from 2017 through 2021. He also led KPMG’s U.S. Financial Services practice from 2015 through 2021.

Prior to assuming his most recent role in 2017, Mr. Liddy served as Vice Chair of Audit and on various other committees at KPMG. He also previously served as National Managing Partner of Audit and was a member of the firm’s Global Audit Steering Group.

The Board believes that Mr. Liddy’s audit experience and knowledge of financial services and investment management benefits the Funds.

Dr. Prema Mathai-Davis, Trustee

Dr. Prema Mathai-Davis has been a member of the Board of Trustees of the Invesco Funds since 1998.

Since 2021, Dr. Mathai-Davis has served as a member of the Board of Positive Planet US, a non-profit organization and Healthcare Chaplaincy Network, a non-profit organization.

Previously, Dr. Mathai-Davis served as co-founder and partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform) from 2017 to 2019, when the firm was acquired by Forbes Media Holdings, LLC.

Dr. Mathai-Davis previously served as Chief Executive Officer of the YWCA of the USA from 1994 until her retirement in 2000. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner and Board Member of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also served as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. She was a member of the Board of Visitors of the University of Maryland School of Public Policy, and on the visiting Committee of The Harvard University Graduate School of Education.

Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Funds.

Joel W. Motley, Trustee

Joel W. Motley has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2002 to 2019, Mr. Motley served on the boards of certain investment companies in the Oppenheimer Funds complex.

In May 2022, Mr. Motley rejoined the Vestry and the Investment Committee of Trinity Church Wall Street. Since 2021, Mr. Motley has served as a Board member of the Trust for Mutual Understanding, which makes grants to arts and environmental organizations in Eastern Europe. Since 2021, Mr. Motley has served as a member of the board of Blue Ocean Acquisition Corp. Since 2016, Mr. Motley has served as an independent director of the Office of Finance of the Federal Home Loan Bank System. He has served as Managing Director of Carmona Motley, Inc., a privately-held financial advisory firm, since 2002.

Mr. Motley also serves as a member of the Council on Foreign Relations and its Finance and Budget Committee. He is a member of the Investment Committee and is Chairman Emeritus of the Board of Human Rights Watch and a member of the Investment Committee and the Board of Historic Hudson Valley, a non-profit cultural organization.

Since 2011, he has served as a Board Member and Investment Committee Member of the Pulitzer Center for Crisis Reporting, a non-profit journalism organization. Mr. Motley also serves as Director and member of the Board and Investment Committee of The Greenwall Foundation, a bioethics research foundation, and as a Director of Friends of the LRC, a South Africa legal services foundation.

Previously, Mr. Motley served as Managing Director of Public Capital Advisors, LLC, a privately held financial advisory firm, from 2006 to 2017. He also served as Managing Director of Carmona Motley Hoffman Inc. a privately-held financial advisor, and served as a Director of Columbia Equity Financial Corp., a privately-held financial advisor, from 2002 to 2007.

The Board believes that Mr. Motley’s experience in financial services and as a director of other investment companies benefits the Funds.

Teresa M. Ressel, Trustee

Teresa Ressel has been a member of the Board of Trustees of the Invesco Funds since 2017.

Ms. Ressel has previously served within the private sector and the U.S. government as well as consulting. Formerly, Ms. Ressel served at UBS AG in various capacities, including as Chief Executive Officer of UBS Securities LLC, a broker-dealer division of UBS Investment Bank, and as Group Chief Operating Officer of the Americas.

Between 2001 and 2004, Ms. Ressel served at the U.S. Treasury, initially as Deputy Assistant Secretary for Management & Budget and then as Assistant Secretary for Management and Chief Financial Officer. Ms. Ressel was confirmed by the U.S. Senate and anchored financial duties at the Department, including finance, accounting, risk, audit and performance measurement.

Ms. Ressel also volunteers within her community across a number of functions and serves on the board of GAVI, the Global Vaccine Alliance (non-profit) supporting children’s health.

The Board believes that Ms. Ressel’s risk management and financial experience in both the private and public sectors benefits the Funds.

Robert C. Troccoli, Trustee

Robert C. Troccoli has been a member of the Board of Trustees of the Invesco Funds since 2016.

Mr. Troccoli retired after a 39-year career with KPMG, where he served as a senior Partner. From 2013 to 2017, he was an adjunct professor at the University of Denver’s Daniels College of Business.

Mr. Troccoli’s leadership roles during his career with KPMG included managing partner and partner in charge of the Denver office’s Financial Services Practice. He served regulated investment companies, investment advisors, private partnerships, private equity funds, sovereign wealth funds, and financial services companies. Toward the end of his career, Mr. Troccoli was a founding member of KPMG’s Private Equity Group in New York City, where he served private equity firms and sovereign wealth funds. Mr. Troccoli also served mutual fund clients along with several large private equity firms as Global Lead Partner of KPMG’s Private Equity Group.

The Board believes that Mr. Troccoli’s experience as a partner in a large accounting firm and his knowledge of investment companies, investment advisors, and private equity firms benefits the Funds.

Daniel S. Vandivort, Trustee

Daniel S. Vandivort has been a member of the Board of Trustees of the Invesco Funds since 2019. From 2014 to 2019, Mr. Vandivort served on the boards of certain investment companies in the Oppenheimer Funds complex, as a Trustee and as the Governance Committee Chair.

Mr. Vandivort also served as Chairman, Lead Independent Director, and Chairman of the Audit Committee of the Board of Directors of the Value Line Funds from 2008 through 2014.

Previously, Mr. Vandivort also served as a Trustee and Chairman of the Weiss Peck and Greer Mutual Funds Board from 2004 to 2005.

Previously, Mr. Vandivort served at Weiss Peck and Greer/Robeco Investment Management from 1994 to 2007, as President and Chief Investment Officer and prior to that as Managing Director and Head of Fixed Income. Mr. Vandivort also served in various capacities at CS First Boston from 1984 to 1994, including as Head of Fixed Income at CS First Boston Investment Management.

Mr. Vandivort was also a Trustee on the Board of Huntington Disease Foundation of America from 2007 to 2013 and from 2015 to 2019. He also served as Treasurer and Chairman of the Audit and Finance Committee of Huntington Disease Foundation of America from 2016 to 2019.

Mr. Vandivort currently serves as President of Flyway Advisory Services LLC, a consulting and property management company. He is also a Member of the Investment Committee for the Historic Charleston Foundation

The Board believes that Mr. Vandivort’s experience in financial services and investment management and as a director of other investment companies benefits the Funds.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at its regular meetings and at regular meetings of its Committees. Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer.

The Board also considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by Invesco personnel that address liquidity matters. The Board also oversees risks related to certain Funds’ use of derivatives as part of its general oversight responsibilities. The Board has approved a derivatives risk manager, which is responsible for administering the derivatives risk management program (“DRM Program”) for the Funds that are required to implement a DRM Program. The Board meets with the derivatives risk manager on a periodic basis, including receiving quarterly and annual reports from the derivatives risk manager, to review the implementation of the DRM Program.

The Audit Committee assists the Board with its oversight of the Funds’ accounting and auditing process. The Audit Committee is responsible for selecting the Funds’ independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Funds’ financial reports and internal controls. In addition, the Audit Committee meets regularly with representatives of Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within Invesco that affect the Funds. The Audit Committee also oversees the Adviser’s process for valuing the Funds’ portfolio investments and receives reports from management regarding its process and the valuation of the Funds’ portfolio investments as consistent with the valuation policy approved by the Board and related procedures.

The Compliance Committee receives regular compliance reports prepared by Invesco’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. The Compliance Committee has recommended and the Board has adopted compliance policies and procedures for the Funds and for the Funds’ service providers. The compliance policies and procedures are designed to detect, prevent and correct violations of the federal securities laws.

The Governance Committee monitors the composition of the Board and each of its Committees and monitors the qualifications of the Trustees to ensure adherence to certain governance undertakings applicable to the Funds. In addition, the Governance Committee oversees an annual self-assessment of the Board and its committees and addresses governance risks, including insurance and fidelity bond matters, for the Funds.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Invesco Funds. In addition, Invesco’s Chief Investment Officers and the portfolio managers of the Funds meet regularly with the Investments Committee or its sub-committees to discuss portfolio performance, including investment risk, such as the impact on the Funds of investments in particular types of securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

Compensation of Trustees

Each Trustee who is not affiliated with Invesco is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chair of each Committee (defined below) and Sub-Committee receive additional compensation for their services. Compensation received by the Trustees of the Funds as of fiscal year ended February 29, 2024 is shown on Annex B hereto.

Pre-Amendment Retirement Plan For Trustees

The Trustees have adopted a Retirement Plan for the Trustees who are not affiliated with the Adviser. A description of the pre-amendment Retirement Plan follows. Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a “Covered Fund”), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (“Former Van Kampen Trustee”), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.

For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred.

The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.

Amendment of Retirement Plan and Conversion to Defined Contribution Plan

The Trustees approved an amendment to the Retirement Plan to convert it to a defined contribution plan for active Trustees (the “Amended Plan”). Under the Amended Plan, the benefit amount was amended for each active Trustee to the present value of the Trustee’s existing retirement plan benefit as of December 31, 2013 (the “Existing Plan Benefit”) plus the present value of retirement benefits expected to be earned under the Retirement Plan through the end of the calendar year in which the Trustee attained age 75 (the “Expected Future Benefit” and, together with the Existing Plan Benefit, the “Accrued Benefit”). On the conversion date, the Covered Funds established bookkeeping accounts in the amount of their pro rata share of the Accrued Benefit, which is deemed to be invested in one or more Invesco Funds selected by the participating Trustees. Such accounts will be adjusted from time to time to reflect deemed investment earnings and losses. Each Trustee’s Accrued Benefit is not funded and, with respect to the payments of amounts held in the accounts, the participating Trustees have the status of unsecured creditors of the Covered Funds. Trustees will be paid the adjusted account balance under the Amended Plan in quarterly installments for the same period as described above.

Deferred Compensation Agreements

Certain former Trustees and current Independent Trustees (for purposes of this paragraph only, the Deferring Trustees) have executed a Deferred Compensation Agreement (collectively, the Compensation Agreements). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees. Amounts deferred by Deferring Trustees pursuant to a Compensation Agreement during the most recent fiscal year are shown in Appendix B – Trustee Compensation Table.

Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, and the Investments Committee (the “Committees”).

Audit Committee

The members of the Audit Committee are Messrs. LaCava (Chair), Liddy and Troccoli, Dr. Jones, and Mss. Hostetler and Ressel. The Audit Committee performs a number of functions with respect to the oversight of the Funds’ accounting and financial reporting, including: (i) assisting the Board with its oversight of the qualifications, independence and performance of the independent registered public accountants; (ii) selecting independent registered public accountants for the Funds; (iii) to the extent required, pre-approving certain audit and permissible non-audit services; (iv) overseeing the financial reporting process for the Funds; (v) assisting the Board with its oversight of the integrity of the Funds’ financial statements and compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (vi) pre-approving engagements for non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or to any of its affiliates; and (vii) overseeing the performance of the fair valuation determinations by the Adviser. During the fiscal year ended February 29, 2024, the Audit Committee held six meetings. The Audit Committee’s charter is available at www.invesco.com/us. Four members of the Audit Committee have been determined by the Board to be an “audit committee financial expert” as defined by the SEC. Each such audit committee financial expert is an Independent Trustee.

Compliance Committee

The members of the Compliance Committee are Messrs. Motley and Vandivort, and Mss. Brown, Deckbar and Krentzman (Chair) and Dr. Mathai-Davis. The Compliance Committee performs a number of functions with respect to compliance matters, including: (i) reviewing and making recommendations concerning the qualifications, performance and compensation of the Funds’ Chief Compliance Officer; (ii) reviewing recommendations and reports made by the Chief Compliance Officer of the Funds regarding compliance matters; (iii) overseeing compliance policies and procedures of the Funds and their service providers; (iv) overseeing potential conflicts of interest that are reported to the Compliance Committee by Invesco, the Chief Compliance Officer or other independent advisors; (v) reviewing reports prepared by a third party’s compliance review of Invesco; (vi) if requested by the Board, overseeing risk management with respect to the Funds (other than risks overseen by the other Committees), including receiving and overseeing risk management reports from Invesco that are applicable to the Funds and their service providers; and (vii) reviewing reports by Invesco on correspondence with regulators or governmental agencies with respect to the Funds and recommending to the Board what action, if any, should be taken by the Funds in light of such reports. During the fiscal year ended February 29, 2024, the Compliance Committee held four meetings.

Governance Committee

The members of the Governance Committee are Messrs. Motley and Vandivort (Chair) and Mss. Brown and Hostetler and Dr. Mathai-Davis. The Governance Committee performs a number of functions with respect to governance, including: (i) nominating persons to serve as Independent Trustees and as members of each Committee, and nominating the Chair of the Board, the Chair of each Committee, and the Chair of each Sub-Committee of the Investments Committee; (ii) reviewing and making recommendations to the full Board regarding the size and composition of the Board and the compensation payable to the Independent Trustees;(iii) overseeing the annual evaluation of the performance of the Board and its Committees; (iv) considering and overseeing the selection of independent legal counsel to the Independent Trustees; (v) considering and overseeing the selection and engagement of a Senior Officer if and as they deem appropriate, including compensation and scope of services, and recommending all such matters to the Board or the independent trustees as appropriate; (vi) reviewing administrative and/or logistical matters pertaining to the operations of the Board; and (vii) reviewing annually recommendations from Invesco regarding amounts and coverage of primary and excess directors and officers/errors and omissions liability insurance and allocation of premiums. During the fiscal year ended February 29, 2024, the Governance Committee held nine meetings. The Governance Committee’s charter is available at www.invesco.com/us.

When the Board has or expects to have a vacancy, the Governance Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees. The Governance Committee considers candidates identified by members of the Governance Committee, the full Board and management, as well as any recommendations by shareholders (as described below), as part of this process. At times, the Governance Committee may use a third party search firm to assist with the identification of qualified candidates.

The Governance Committee will consider nominees recommended by a shareholder in accordance with the Funds’ governing instruments to serve as trustees, provided: (i) that such submitting shareholder provides the information required by, and otherwise complies with the applicable provisions of, the Fund’s governing instruments, (ii) that such submitting shareholder is a shareholder of record, with proof of such ownership or holding reasonably satisfactory to the Funds to be provided by such record owner or nominee holder, at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. While the Governance Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Governance Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (2) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a trustee; (3) whether the person can make a positive contribution to the Board and the Funds, with consideration being given to the person’s specific experience, education, qualifications and other skills; and (4) whether the person is of good character and high integrity, and whether the person has other desirable personality traits, including independence, leadership and the ability to work with other Board members. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

Under the Funds’ governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Trustee. Nominees may be disqualified if they engaged in disabling conduct outlined in the Funds’ Declarations of Trust. Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Trustee if the Board finds that such associations have conflicts of interest with the long-term best interests of the Funds, impede the ability of the nominee to perform, or impede the free-flow of information from management. Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the 1940 Act shall be disqualified from nomination and service as a Trustee.

Notice procedures set forth in each Fund’s Bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at an annual shareholder meeting must deliver to the Fund’s Secretary notice of the shareholder’s intent to nominate in writing not less than ninety (90) nor more than one hundred twenty (120) days prior to the first anniversary date of the annual meeting for the preceding year.

Investments Committee

The members of the Investments Committee are Messrs., LaCava, Liddy, Motley (Sub-Committee Chair), Troccoli (Sub-Committee Chair) and Vandivort, Mss. Brown, Deckbar, Hostetler (Chair), Krentzman and Ressel and Drs. Jones and Mathai-Davis (Sub-Committee Chair). The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by Invesco and the Sub-Advisers and to periodically review Fund performance information, and information regarding the investment personnel and other resources devoted to the management of the Funds and make recommendations to the Board, when applicable. During the fiscal year ended February 29, 2024, the Investments Committee held four meetings.

The Investments Committee has established three Sub-Committees and delegated to the Sub-Committees responsibility for, among other matters: (i) reviewing the performance of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the Designated Funds), except to the extent the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies, performance and risks and other investment-related matters of the Designated Funds; and (iii) being generally familiar with the investment objectives and principal investment strategies of the Designated Funds.

Shareholder Communications

Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES.

SECOND MEETING – PROPOSAL 1

TO APPROVE AMENDMENTS TO THE REQUIRED FUNDAMENTAL INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 1(a) – 1(h) (THE “STANDARD RESTRICTION PROPOSAL”)

The Standard Restriction Proposal:

The Board has approved, and recommends that shareholders approve, amendments to the Amending Funds’ fundamental investment restrictions, as applicable, regarding: (a) diversification, (b) borrowing, (c) issuing senior securities, (d) underwriting securities issued by other persons, (e) industry concentration, (f) purchasing and selling real estate, (g) purchasing and selling commodities, and (h) making loans to other persons.

Sub-Proposal 1(a): To amend the fundamental investment restriction regarding diversification.

The 1940 Act requires each registered investment company to classify itself as either a “diversified” or “non-diversified” fund and to designate such classification as fundamental. If a fund is “diversified,” then it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. For each Amending Fund currently designated as a “diversified” fund (the “Diversified Amending Funds”), such Diversified Amending Fund’s current fundamental investment restriction regarding diversification is detailed in Annex C. Invesco Pennsylvania Value Municipal Income Trust is currently classified as non-diversified and therefore, shareholders of that Fund are not being asked to approve an amended fundamental investment restriction regarding diversification.

Proposed Fundamental Investment Restriction Regarding Diversification

The proposed standardized fundamental investment restriction regarding diversification for each Diversified Amending Fund is as follows:

The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

What effect will amending the current diversification restriction have on the Diversified Amending Funds?

No change is being made to each Diversified Amending Fund’s classification and operation as a diversified company. The proposed standardized diversification restriction for the Diversified Amending Funds has substantially the same effect as their respective current restriction, with some exceptions as noted below, and would directly tie each Diversified Amending Fund’s diversification restriction to the 1940 Act definition of “diversified company.” The changes will also conform each Diversified Amending Fund’s diversification restriction to that of the other funds in the Invesco Fund Complex. Further, if the requirements for diversification under the 1940 Act were to change, the language in the proposed standardized diversification restriction would permit each applicable Diversified Amending Fund to take advantage of that change without requiring shareholders to take further action.

Invesco Bond Fund also includes in its current fundamental investment restriction regarding diversification that the Fund may not invest more than 5% of its total assets at market value in securities of companies which, including predecessor companies and operations, have been in continuous operation less than three years. To maximize the investment flexibility of the Fund and to simplify compliance with the related requirements, the Board and Invesco propose that this language be removed from the Fund’s diversification restriction in conjunction with the proposed amendments.

Invesco Trust for Investment Grade New York Municipals does not currently have a stated fundamental investment restriction regarding diversification under the 1940 Act. The Trust was initially classified as a “non-diversified” fund and therefore did not have a fundamental investment restriction regarding diversification. Pursuant to SEC rules and related Staff no-action relief, an investment company that has registered as a non-diversified company but has operated as a diversified company for a period of at least three years is a de facto “diversified company” and cannot operate again as a non-diversified company without first obtaining shareholder approval as required under Section 13 of the 1940 Act. Because the Trust has been operating as a diversified fund for at least three years, the Trust is considered a de facto diversified fund and is therefore subject to the same diversification requirements as the other Diversified Amending Funds. Adopting the proposed standardized diversification restriction as the Trust’s stated diversification policy will reflect how the Trust is currently operating with respect to issuer diversification and will conform the Trust’s restriction to that of other diversified funds in the Invesco Fund Complex.

At the present time, the Board and Adviser do not anticipate that the proposed amended restriction would involve additional material risk to the Diversified Amending Funds or affect the way the Diversified Amending Funds are currently managed or operated.

Sub-proposal 1(b): To amend the fundamental investment restriction regarding borrowing.

The 1940 Act permits closed-end funds to engage in leverage, subject to certain limitations and asset coverage requirements. All registered investment companies are required to have a fundamental investment restriction regarding the borrowing of money. The 1940 Act requirements for closed-end fund borrowing generally are designed to protect shareholders and their investment by ensuring that the closed-end fund maintains adequate asset coverage for its borrowings, while also providing certain rights to the closed-end fund’s lenders. Each Fund’s current fundamental investment restriction regarding borrowing is included in Annex C.

Proposed Fundamental Investment Restriction Regarding Borrowing

The proposed standardized fundamental investment restriction regarding borrowing for all the Amending Funds is as follows:

The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

What effect will amending the current borrowing restriction have on the Amending Funds?

The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. To limit the potential risks of borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that if the fund’s asset coverage falls below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%.

For Invesco Value Municipal Income Trust and Invesco Senior Income Trust, the proposed standardized fundamental investment restriction regarding borrowing has substantially the same effect as each Fund’s respective current restriction in terms of the flexibility it provides to each Fund to borrow money to the extent permitted by the 1940 Act, rules, regulations, exemptions and other relief. However, the proposed standardized borrowing restriction will allow maximum flexibility for each Fund to also conform to any guidance, interpretations or modifications by the SEC without shareholder action, and will also align the language of each Fund’s borrowing restriction to that of the other funds in the Invesco Fund Complex.

For the Amending Funds, other than Invesco Value Municipal Income Trust and Invesco Senior Income Trust, their respective current restrictions regarding borrowing impose additional restrictions not required by the 1940 Act, including only permitting borrowings for emergency or temporary purposes and not allowing further borrowings when borrowings exceed 5% of a Fund’s total asset value. Certain of the Funds’ borrowing restrictions also include restrictions on a Fund’s ability to mortgage, pledge or hypothecate assets. The proposed standardized borrowing restriction will permit these Amending Funds to borrow to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and, for many, in situations and under circumstances when it previously could not do so (i.e., not limited to temporary purposes) as permitted by the 1940 Act. The proposed standardized borrowing restriction also will enable an Amending Fund to pledge its assets without limitation, subject to applicable law and interpretations and to its investment objective, strategies and policies. See the broader discussion on pledging of assets in Sub-Proposal 2(j) below.

The proposed standardized borrowing restriction will provide the Adviser with more flexibility in managing each Amending Fund’s portfolio. Because the proposed standardized borrowing restriction would provide the Amending Funds with additional borrowing flexibility, to the extent that an Amending Fund uses such flexibility in the future, the Amending Fund may be subject to some additional costs and risks inherent in borrowing, such as possibly reduced total return and increased volatility. In addition, the Board and the Adviser believe that it is in the Amending Funds’ best interests to amend the current restriction because under the proposed standardized borrowing restriction, if current applicable law were to change, the Amending Funds would be able to conform to any such new law that may provide greater flexibility of investment without requiring shareholders to take further action.

Further, the proposed standardized borrowing restriction would combine each Amending Fund’s current restriction on borrowing with its fundamental investment restriction on issuing senior securities to conform the format of this investment restriction with the combined investment restriction on borrowing and issuing senior securities used by the other funds in the Invesco Fund Complex. See the broader discussion on issuing senior securities in Sub-Proposal 1(c) directly below.

At the present time, the Board and Adviser do not anticipate that the proposed amended restriction would involve additional material risk to the Amending Fund or affect the way the Amending Fund is currently managed or operated.

Sub-Proposal 1(c): To amend the fundamental investment restriction regarding issuing senior securities.

The 1940 Act requires registered investment companies to have a fundamental investment restriction describing its ability to issue senior securities. A senior security is any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to the distribution of assets or payment of dividends. The 1940 Act generally permits closed-end funds to issue senior securities, subject to certain requirements as to terms and asset coverage. Each Amending Fund’s current restriction regarding issuing senior securities is included in Annex C.

Proposed Fundamental Investment Restriction Regarding Issuing Senior Securities

The proposed standardized fundamental investment restriction regarding issuing senior securities for all the Amending Funds is as follows:

The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

What effect will amending the current senior securities restriction have on the Amending Funds?

The 1940 Act prohibits a closed-end fund from issuing any class of senior security, or selling any class of senior security of which it is the issuer, that represents indebtedness, unless immediately after such issuance or sale the investment company will have asset coverage of at least 300%. Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

As with the borrowing restriction noted above, for Invesco Value Municipal Income Trust and Invesco Senior Income Trust, the proposed standardized fundamental investment restriction regarding issuing senior securities has substantially the same effect as each Fund’s respective current restriction in terms of the flexibility it provides to each Fund to issue senior securities to the extent permitted by the 1940 Act, rules, regulations, exemptions and other relief. However, the proposed standardized senior securities restriction will also allow maximum flexibility for each Fund to conform to any guidance, interpretations or modifications by the SEC without requiring shareholders to take further action, and will also align the language of each Fund’s fundamental investment restriction regarding senior securities to that of the other funds in the Invesco Fund Complex.

For the Amending Funds, other than Invesco Value Municipal Income Trust and Invesco Senior Income Trust, their respective current restrictions regarding issuing senior securities permit the Funds to issue senior securities in limited circumstances (such as only for hedging or in connection with specified derivative transactions) that are generally more restrictive than currently permitted under applicable law. Adopting the proposed standardized senior securities restriction for such Funds will permit these Funds to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and, for many, in situations and under circumstances when it previously could not do so. Essentially, the proposed standardized senior securities restriction clarifies each of these Fund’s ability to engage in any investment transactions which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. In addition, adopting the proposed standardized senior securities restriction for these Funds will provide the Funds with the flexibility to react to the development of new investment opportunities and instruments that may not be covered under the Funds’ current restrictions which were adopted many years ago and before the evolution of the market for certain instruments such as derivatives, in accordance with the Funds’ investment goals and strategies.

In addition, the numerous varied articulations of the current fundamental investment restriction regarding issuing senior securities for the Amending Funds creates inefficiencies in monitoring portfolio compliance and in some instances creates conflicts among restrictions whose language in some instances varies only slightly from one to another. For all the Amending Funds, the proposed standardized senior securities restriction conforms the restriction to the combined investment restriction on issuing senior securities and borrowing used by the other funds in the Invesco Fund Complex.

At the present time, the Board and Adviser do not anticipate that the proposed amended restriction would involve additional material risk to the Amending Funds or affect the way the Amending Funds are currently managed or operated.

Sub-Proposal 1(d): To amend the fundamental investment restriction regarding underwriting securities issued by other persons.

The 1940 Act requires registered investment companies to have a fundamental investment restriction concerning underwriting securities issued by other persons. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from the issuer with the intention of reselling the securities to the public. From time to time, an Amending Fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these circumstances, the Amending Funds could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. SEC staff positions have clarified, however, that the resales of privately placed securities by investors, such as the Amending Funds, do not make the Amending Funds’ underwriters. Each Amending Fund’s current fundamental investment restriction regarding underwriting securities is included in Annex C.

Proposed Fundamental Investment Restriction Regarding Underwriting Securities Issued By Other Persons

The proposed standardized fundamental investment restriction regarding underwriting securities issued by other persons for all the Amending Funds is as follows:

The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

What effect will amending the current underwriting restriction have on the Amending Funds?

The proposed standardized fundamental investment restriction regarding underwriting securities has substantially the same effect as each Amending Fund’s respective current restriction. Under its current restriction, each Amending Fund is prohibited from underwriting securities issued by others, subject to certain exceptions which slightly vary by Amending Fund. The proposed standardized underwriting restriction would conform each Amending Fund’s investment restriction regarding underwriting to the current investment restriction for the vast majority of the other funds within the Invesco Fund Complex. Standardizing the restriction will allow the Amending Funds to gain efficiencies in monitoring compliance with this underwriting restriction.

At the present time, the Board and Adviser do not anticipate that the proposed amended restriction would involve additional material risk to the Amending Funds or affect the way the Amending Funds are currently managed or operated.

Sub-Proposal 1(e): To amend the fundamental investment restriction regarding lending.

The 1940 Act requires registered investment companies to have a fundamental investment restriction with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments, entering into repurchase agreements, and making direct loans to borrowers. Each Amending Fund’s current fundamental investment restriction regarding lending is included in Annex C.

Proposed Fundamental Investment Restriction Regarding Lending

The proposed standardized fundamental investment restriction regarding lending for all the Amending Funds is as follows:

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

What effect will amending the current lending restriction have on the Amending Funds?

Other than for Invesco Value Municipal Income Trust, which currently has a restriction regarding lending that has substantially the same effect as the proposed standardized restriction, the proposed fundamental investment restriction regarding lending provides the Amending Funds with maximum flexibility to engage in lending to the fullest extent permitted by applicable law. The proposed standardized lending restriction recognizes each Amending Fund’s traditional emphasis on investing in debt instruments, and more readily facilitates investments in newer forms of debt instruments as they become available. The change to the current restriction regarding lending would permit investments in additional forms of debt instruments, including direct non-corporate loans and other asset classes that may be broader or less liquid.

The changes will also conform each Amending Fund’s investment restriction regarding lending, including Invesco Value Municipal Income Trust’s restriction, to that of the other funds in the Invesco Fund Complex. Further, if the requirements regarding lending under the 1940 Act were to change, the Amending Funds would be able to take advantage of that change without requiring shareholder to take further action.

The current restriction regarding lending for Invesco Municipal Income Opportunities Trust also limits the Fund’s investments in repurchase agreements that do not mature within seven days to 10% of the Fund’s total assets and the amount of Fund securities on loan to 25% of the Fund’s total assets. The current restriction regarding lending for Invesco Bond Fund limits to the amount of Fund securities on loan to 10% of the value of the Fund’s assets, collateralized at 100% each business day, subject to immediate termination if collateral is not maintained or on five business days’ notice, on which the Fund will receive all income accruing on the borrowed securities during the loan and will pay no fees except reasonable finders, administrative and custodial fees. If shareholders of Invesco Municipal Income Opportunities Trust and Invesco Bond Fund approve the amendment to each Fund’s fundamental investment restriction regarding lending, each Fund will no longer be subject to these limitations. However, with respect to securities lending, each Fund will be permitted to lend securities to the extent of 1/3 of the Fund’s total assets and such loans will be callable at any time and continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities.

At the present time, the Board and Adviser do not anticipate that the proposed amended restriction would involve additional material risk to the Amending Funds or affect the way the Amending Funds are currently managed or operated.

Sub-Proposal 1(f): To amend the fundamental investment restriction regarding purchasing and selling real estate.

The 1940 Act requires registered investment companies to have a fundamental investment restriction regarding purchasing and selling real estate. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. Each Amending Fund’s current fundamental investment restriction regarding purchasing and selling real estate is included in Annex C.

Proposed Fundamental Investment Restriction Regarding Purchasing and Selling Real Estate

The proposed standardized fundamental investment restriction regarding purchasing and selling real estate for all the Amending Funds is as follows:

The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

What effect will amending the current real estate restriction have on the Amending Funds?

The proposed standardized fundamental investment restriction regarding real estate has substantially the same effect as each Amending Fund’s respective current restriction. Generally, each Amending Fund currently does not intend to purchase or sell real estate. However, each Amending Fund wishes to preserve the flexibility to invest in certain real estate related securities consistent with its investment objective and strategies. The proposed standardized real estate restriction would allow each Amending Fund to invest in a potentially greater universe of real estate-related securities than the current investment restriction by permitting investments in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investments in securities that are secured by real estate or interests therein. In addition, the proposed standardized real estate restriction would permit (as in certain Amending Funds’ current investment restrictions) the other Amending Funds to purchase and sell real estate as a result of the ownership of securities or other instruments.

The current restriction regarding purchasing and selling real estate for Invesco Bond Fund also limits the Fund’s investments in securities of companies which invest or deal in real estate, including real estate investment trusts to 10% of the Fund’s total assets. If shareholders approve the amendment to the Fund’s fundamental investment restriction regarding purchasing and selling real estate, this 10% fundamental investment limitation will be removed. The current restriction regarding purchasing and selling real estate for Invesco Senior Income Trust also allows the Fund to purchase or sell real estate pursuant to the exercise by the Fund of its rights under loan agreements and to the extent the interests in senior loans the Fund may invest in are considered to be interests in real estate. The proposed standardized real estate restriction allows a fund to purchase or sell real estate if acquired as a result of ownership of securities or other instruments. Therefore, it is not anticipated that Invesco Senior Income Trust will lose any investment flexibility if shareholders approve the amendment of its fundamental investment restriction regarding purchasing and selling real estate.

The proposed standardized real estate restriction will permit these Amending Funds to invest in real estate to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. Further, the proposed standardized real estate restriction for Invesco Municipal Trust, Invesco California Value Municipal Income Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Municipal Opportunity Trust, Invesco Advantage Municipal Income Trust II, Invesco Trust for Investment Grade Municipals, Invesco High Income Trust II, Invesco Senior Income Trust and Invesco Pennsylvania Value Municipal Income Trust (i.e., those Amending Funds that currently have joint real estate and commodities restrictions) will separate out the restriction regarding investments in real estate from that regarding investing in commodities and conform the investment restriction to that used by the other funds in the Invesco Fund Complex.

For a discussion on the fundamental investment restriction regarding investing in commodities or commodities contracts, see Sub-Proposal 1(g) directly below.

At the present time, the Board and Adviser do not anticipate that the proposed amended restriction would involve additional material risk to the Amending Funds or affect the way the Amending Funds are currently managed or operated.

Sub-Proposal 1(g): To amend the fundamental investment restriction regarding purchasing and selling commodities.

The 1940 Act requires registered investment companies to have a fundamental investment restriction regarding purchasing and selling commodities. The 1940 Act does not prohibit a fund from investing in commodities. Each Amending Fund’s current fundamental investment restriction regarding purchasing and selling commodities is included in Annex C.

Proposed Fundamental Investment Restriction Regarding Purchasing and Selling Commodities

The proposed standardized fundamental investment restriction regarding purchasing and selling commodities for all the Amending Funds is as follows:

The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

What effect will amending the current commodities restriction have on the Amending Funds?

Since the adoption by each of the Amending Funds of their respective current restriction regarding commodities, the financial markets and related regulation by the SEC, the U.S. Commodity Futures Trading Commission (the “CFTC”) and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities that may be considered commodities. The CFTC’s definition of “commodity” is very broad (and could include anything on which, for example, a futures contract can be written) and could lead to an overbroad interpretation of the scope of the current restriction. The current restrictions regarding commodities unnecessarily limit the ability of the Amending Funds to invest in all commodities, although certain of the Amending Funds’ current restrictions specifically allow a Fund to invest in various types of derivatives to the extent that they are considered commodities by the CFTC. The revised fundamental investment restriction will permit the Amending Funds to purchase or sell commodities, including these types of derivatives considered to be commodities, to the fullest extent permitted by 1940 Act Laws, Interpretations and Exemptions, and other applicable laws by appropriately narrowing the reference to “physical commodities.” As such, the proposed standardized commodities restriction would clarify the ability of the Amending Funds to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Board. If current applicable law were to change, the Amending Funds would also be able to conform to any such new law without requiring shareholders to take further action.

Notwithstanding the potential flexibility provided by the proposed standardized commodities restriction, each Amending Fund’s use of derivatives would remain subject to Rule 18f-4 under the 1940 Act, including oversight by the Board.

The current restriction regarding purchasing commodities for Invesco Bond Fund also limits the Fund’s aggregate purchase prices under open futures contracts purchases to 30% of the value of the Fund’s total assets. If the shareholders of the Fund approved the amended investment limitation regarding investments in commodities, the Fund will no longer be subject to this limitation.

The Board and Invesco are recommending that the Amending Funds amend their respective current restriction regarding purchasing commodities to provide the Amending Funds with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with their respective investment goals and subject to oversight by the Board.

At the present time, the Board and Adviser do not anticipate that the proposed amended restriction would involve additional material risk to the Amending Funds or affect the way the Amending Funds are currently managed or operated.

Sub-Proposal 1(h): To amend the fundamental investment restriction regarding industry concentration.

Under the 1940 Act, a fund’s investment restriction regarding concentration of investments in the securities of issuers in any particular industry must be fundamental. The SEC staff currently takes the position that a fund “concentrates” its investments if it invests more than 25% of its “net” assets (exclusive of certain items such as cash, U.S. government securities, and certain tax-exempt securities) in any particular industry. A fund is not permitted to concentrate its investments in any particular industry unless it discloses its intention to do so, and the SEC staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future. Each Amending Fund’s current fundamental investment restriction regarding industry concentration is included in Annex C.

Proposed Fundamental Investment Restriction Regarding Industry Concentration

The proposed standardized fundamental investment restriction regarding industry concentration for all the Amending Funds is as follows:

The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

What effect will amending the current industry concentration restriction have on the Amending Funds?

The Amending Funds’ current restrictions regarding concentration vary. The current fundamental investment restrictions regarding concentration for Invesco Quality Municipal Income Trust, Invesco Municipal Income Opportunities Trust and Invesco Value Municipal Income Trust allow each Fund to invest 25% or more of its assets in any of the following municipal obligations, provided that the percentage of the Fund’s total assets in private activity bonds does not exceed 25% of the Fund’s total assets: health facility obligations, housing obligations, single-family mortgage revenue bonds, industrial revenue obligations (including pollution control obligations), electric utility obligations, airport facility revenue obligations, water and sewer obligations, university and college revenue obligations, bridge authority and toll road obligations and resource recovery obligations. Additionally, the current fundamental investment restrictions regarding concentration for Invesco Municipal Trust, Invesco California Value Municipal Income Trust, Invesco Trust for Investment Grade New York Municipals, Invesco Municipal Opportunities Trust, Invesco Advantage Municipal Income Trust II, Invesco Trust for Investment Grade Municipals, and Invesco Pennsylvania Value Municipal Income Trust provide that the Funds may from time to time invest more than 25% of their total assets in one or more particular segments or sectors of the municipal securities market.

The current restriction regarding concentration for Invesco Bond Fund provides that all utilities companies, as a group, and all finance companies, as a group, are not considered a single industry for the purpose of the Fund’s investment restriction regarding concentration. The current restriction regarding concentration for Invesco Senior Income Trust provides that the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies should be treated as separate industries for purposes of this restriction. The proposed standardized concentration restriction does not include this qualifying language for Invesco Bond Fund and Invesco Senior Income Trust, but instead provides flexibility to the Funds to adapt to the current interpretation of concentration and issuers primarily engaged in the same industry under the 1940 Act and the SEC’s interpretations thereunder.

The current restrictions for the Amending Funds also reflect the 25% test noted above that is the SEC’s current interpretation of concentration. If this interpretation were to change, none of the Amending Funds would be able to change their fundamental investment restriction regarding concentration without incurring the time and expense of obtaining shareholder approval. The proposed standardized concentration restriction does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be interpreted from time to time. Also, the proposed changes will conform an Amending Fund’s fundamental investment restriction regarding concentration to that of the other funds in the Invesco Fund Complex.

At the present time, the Board and Adviser do not anticipate that the proposed amended restriction would involve additional material risk to the Amending Funds or affect the way the Amending Funds are currently managed or operated.

If a Sub-Proposal within this Standard Restriction Proposal is not approved by shareholders, the current fundamental investment restriction to which such Sub-Proposal relates will remain in effect for the related Amending Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” SUB-PROPOSALS 1(a) – 1(h).

SECOND MEETING - PROPOSAL 2

TO APPROVE THE REMOVAL OF CERTAIN NON-STANDARD FUNDAMENTAL INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 2(a) – 2(p)) (the “NON-STANDARD RESTRICTION PROPOSAL”)

The Non-Standard Restriction Proposal:

The Board has approved, and recommends that shareholders approve, removal of the affected Funds’ non-standard fundamental investment restrictions regarding, as applicable: (a) purchasing on margin; (b) making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options; (c) investing for control or management; (d) investing in management-owned securities; (e) investing in other investment companies (f) investing in oil, gas or mineral exploration or development programs; (g) purchasing taxable debt; (h) investing in unseasoned companies; (i) investing in common stock; (j) pledging of assets; (k) investing in restricted securities; (l) investing for short-term profit; (m) investing in preferred stock; (n) investing in debt securities; (o) joint trading; and (p) investing in investment companies with substantially the same investment objective, policies and restrictions as the applicable Fund.

Sub-Proposal 2(a): To remove the fundamental investment restriction regarding purchasing on margin. (IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO, VPV)

Current Fundamental Investment Restriction Regarding Purchasing on Margin

The current fundamental investment restriction regarding purchasing on margin for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Quality Municipal Income Trust	The Fund may not purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities, or write puts, calls or combinations of both, except for options on futures contracts and options on debt securities.

Invesco Municipal Income Opportunities Trust	The Fund may not purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

Invesco Municipal Trust, Invesco Trust for Investment Grade Municipals and Invesco Municipal Opportunity Trust	The Fund may not buy any securities “on margin.” Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

Invesco California Value Municipal Income Trust

The Fund may not buy any securities “on margin.” Neither the deposit of initial or variation margin in connection with Strategic Transactions described in Appendix C to [the Fund’s] SAI nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

Per Appendix C, Strategic Transactions means: “purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars.”

Invesco Advantage Municipal Income Trust II and Invesco Pennsylvania Value Municipal Income Trust

The Fund may not buy any securities “on margin.” Neither the deposit of initial or variation margin in connection with Strategic Transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

Per Appendix C, Strategic Transactions means: “purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars.”

Invesco Bond Fund	The [Fund] may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and it may make deposits or have similar arrangements in connection with the entering into and holding of interest rate futures contracts.

Invesco High Income Trust II and Invesco Senior Income Trust	The Fund may not buy any securities “on margin.” Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

Invesco Trust for Investment Grade New York Municipals	The Fund may not buy any securities “on margin.” Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions are considered the purchase of a security on margin.

What effect will removing the current restriction regarding purchasing on margin have on the affected Funds?

The 1940 Act does not require a fund to adopt a restriction relating to purchasing securities on margin. Margin purchases generally involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Sub-Proposal 1(b). The Board and Invesco believe this non-standard fundamental restriction is unnecessary and is unduly restrictive. The Funds’ ability to borrow is governed by the fundamental investment restriction on borrowing discussed in Sub-Proposal 1(b). To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental investment restriction discussed in Sub-Proposal 1(c). The Board and Invesco believe that these other restrictions and the 1940 Act’s requirements governing the purchase of securities on margin provide adequate protection to the Funds and their shareholders with respect to purchasing securities on margin. If this non-standard restriction is removed, the affected Funds will be permitted to purchase securities on margin subject to their other investment policies and applicable law.

Sub-Proposal 2(b): To remove the fundamental investment restriction(s) regarding making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options. (IQI, OIA, VKQ, VCV, VKI, VBF, VGM, VLT, VVR, VTN, VMO, VPV)

Current Fundamental Investment Restriction(s) Regarding Making Short Sales, Writing, Purchasing or Selling Puts or Calls or Purchasing or Selling Futures or Options

The current fundamental investment restriction(s) regarding making short sales, writing, purchasing or selling puts or calls and/or purchasing or selling futures or options for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Quality Municipal Income Trust, Invesco Municipal Income Opportunities Trust	The Fund may not make short sales of securities. The Fund may not write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

Invesco Municipal Trust	The Fund may not sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described in Appendix C to [the Fund’s] SAI.

Invesco California Value Municipal Income Trust

The Fund may not sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except in connection with Strategic Transactions described in Appendix C to [the Fund’s] SAI.

Per Appendix C, Strategic Transactions means: “purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars.”

Invesco Advantage Municipal Income Trust II

The Fund may not sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures or options, except in connection with Strategic Transactions.

Per Appendix C, Strategic Transactions means: “purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars.”

Invesco Bond Fund	The [Fund] may not make short sales of securities, provided that it may enter into and hold interest rate futures contracts and may make deposits or have similar arrangements in connection therewith.

Invesco Trust for Investment Grade Municipals	The Fund may not sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described in the Fund’s prospectus.

Invesco High Income Trust II	The Fund may not sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described in the Fund’s Prospectus.

Invesco Senior Income Trust	The Fund may not sell any security “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

Invesco Trust for Investment Grade New York Municipals	The Fund may not sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures or options, except in connection with hedging or risk management transactions.

Invesco Municipal Opportunity Trust	The Fund may not sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except in connection with hedging or risk management transactions.

Invesco Pennsylvania Value Municipal Income Trust

The Fund may not sell any securities “short,” write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except in connection with Strategic Transactions.

Per Appendix C, Strategic Transactions means: “purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars.”

Shareholders of Invesco Quality Municipal Income Trust and Invesco Municipal Income Opportunities Trust will each vote separately to (1) remove the fundamental investment restriction regarding short sales of securities and (2) remove the fundamental investment restriction regarding writing, purchasing or selling puts or calls, as these fundamental restrictions are separate restrictions in the Funds’ registration statement.

What effect will removing the current restriction(s) regarding making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options have on the affected Funds?

The 1940 Act does not require a fund to adopt a restriction regarding engaging in short sales. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Board and Invesco believe this non-standard fundamental restriction is unduly restrictive. If this non-standard restriction is removed, each affected Fund will be able to engage in short sales subject to its other investment restrictions and applicable law and to the extent consistent with its investment policies.

Further, the 1940 Act does not require a fund to adopt a restriction regarding writing, purchasing or selling puts, calls or combinations thereof, or purchasing or selling futures or options, except to the extent that these transactions may result in the creation of senior securities. If each affected Fund’s non-standard fundamental investment restriction regarding writing, purchasing or selling puts, calls or combinations thereof, or purchasing or selling futures or options is removed, that Fund will remain subject to the 1940 Act’s limitations on, and the affected Fund’s fundamental investment restriction regarding the issuance of senior securities. Moreover, each affected Fund’s investments in derivatives would remain subject to Rule 18f-4 under the 1940 Act.

Sub-Proposal 2(c): To remove the fundamental investment restriction regarding investing for control or management. (IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO, VPV)

Current Fundamental Investment Restriction Regarding Investing for Control or Management

The current fundamental investment restriction regarding investing for control or management for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Quality Municipal Income Trust	The Fund may not invest in companies for the purpose of exercising control or management.

Invesco Municipal Income Opportunities Trust	The Fund may not invest for the purpose of exercising control or management of any other issuer.

Invesco Municipal Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Municipal Opportunity Trust	The Fund may not make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

Invesco California Value Municipal Income Trust	The Fund may not make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

Invesco Advantage Municipal Income Trust II	The Fund may not make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Funds of their rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Funds may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

Invesco Bond Fund	The [Fund] may not invest in companies for the purpose of exercising control or management.

Invesco High Income Trust II	The Fund may not make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

Invesco Senior Income Trust	The Fund may not make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute such control or participation.

Invesco Pennsylvania Value Municipal Income Trust	The Fund may not make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

What effect will removing the current restriction regarding investing for control or management have on the affected Funds?

There is no requirement under the 1940 Act that a fund adopt a restriction regarding investing for the purpose of exercising control or management. The current fundamental investment restrictions were initially adopted in response to requirements imposed under certain state securities laws or other restrictions that have since been preempted by the federal securities laws.

To maximize the investment flexibility of each affected Fund and provide each with greater flexibility to respond to future investment opportunities, and to simplify compliance with the related requirements, the Board and Invesco propose that this restriction be removed. If this non-standard restriction is removed, each affected Fund’s investments will remain subject to applicable law and to its investment objective, strategies and policies.

Sub-Proposal 2(d): To remove the fundamental investment restriction regarding investments in management-owned securities. (IQI, OIA, VBF)

Current Fundamental Investment Restriction Regarding Investing in Management-Owned Securities

The current fundamental investment restriction regarding investing in management-owned securities for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Quality Municipal Income Trust and Invesco Municipal Income Opportunities Trust	The Fund may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Adviser or Administrator owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Invesco Bond Fund	The Fund may not purchase or retain securities of an issuer if one or more of the holders of securities of such issuer or one or more of the officers or directors of such issuer is an officer or director of the Registrant and if to the knowledge of the Registrant one or more of the officers or directors of the Registrant owns beneficially more than 0.5% of the shares or securities of such issuer and such officers and directors owning more than 0.5% of such shares or securities together own beneficially more than five percent of such shares or securities.

What effect will removing the current restriction regarding investing for management-owned securities have on the affected Funds?

The 1940 Act does not require that funds adopt an investment restriction regarding investing in management-owned securities. State laws and regulations that previously required this investment restriction have since been preempted by federal securities laws. Since the Funds are subject to current protections under the Funds’ Code of Ethics and the 1940 Act, monitoring transactions for ownership interests by management under different additional criteria is confusing, difficult, and unnecessary. The Board and Invesco propose that this non-standard restriction be removed and do not anticipate that removing the current investment restriction will change the manner in which any Fund is managed at this time or result in additional material risk to a Fund.

Sub-Proposal 2(e): To remove the fundamental investment restriction regarding investing in other investment companies. (VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO, VPV)

Current Fundamental Investment Restriction Regarding Investing in Other Investment Companies

The current fundamental investment restriction regarding investing in other investment companies for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Municipal Trust, Invesco California Value Municipal Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Municipal Opportunity Trust	The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

Invesco Advantage Municipal Income Trust II, Invesco High Income Trust II and Invesco Pennsylvania Value Municipal Income Trust	The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

Invesco Senior Income Trust	The Fund may not invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

What effect will removing the current restriction regarding investing in other investment companies have on the affected Funds?

Each affected Fund is subject to the limitations on investments in other investment companies imposed on closed-end investment companies under Section 12(d) of the 1940 Act and the rules thereunder, including Rule 12d1-4. In general, under Section 12(d)(1)(A) of the 1940 Act, an investment company (“Acquiring Fund”) cannot acquire shares of another investment company (“Acquired Fund”) if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund’s securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; or (iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund).

Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the Acquiring Fund must enter into a Fund of Funds Agreement with the Acquired Fund, unless the Acquiring Fund’s investment advisor acts as the Acquired Fund’s investment advisor and does not act as sub-advisor to either Fund. Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an Acquired Fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the Acquired Fund have an aggregate value in excess of 10% of the value of the Acquired Fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent an affected Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the affected Fund will be limited in the amount it could invest in other investment companies and private funds. To the extent an affected Fund invests a portion of its assets in shares of other investment companies, it also will generally bear its proportionate share of the fees and expenses incurred by the purchased investment company in addition to its own expenses.

The Board and Invesco believe that this non-standard restriction is redundant of activities already governed by the existing regulatory requirements as discussed above. Accordingly, the Board and Invesco believe that removing this non-standard restriction is appropriate and will provide an affected Fund with additional investment flexibility to engage in otherwise permissible activities under the 1940 Act.

Sub-Proposal 2(f): To remove the fundamental investment restriction regarding investing in oil, gas or mineral exploration or development programs. (IQI, OIA, VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO, VPV)

Current Fundamental Investment Restriction Investing in Oil, Gas or Mineral Exploration or Development Programs

The current fundamental investment restriction regarding investing in oil, gas or mineral exploration or development programs for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Quality Municipal Income Trust, Invesco Municipal Income Opportunities Trust	The Fund may not purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

Invesco Municipal Trust, Invesco California Value Municipal Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals, Invesco Municipal Opportunity Trust and Invesco Pennsylvania Value Municipal Income Trust	The Fund may not invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

Invesco Advantage Municipal Income Trust II	The Fund may not invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Funds of their rights under agreements relating to municipal securities.

Invesco High Income Trust II	The Fund may not buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts, except to the extent that the Fund may invest in equity interests generally, as described in the Fund’s Prospectus.

Invesco Senior Income Trust	The Fund may not buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under loan agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

What effect will removing the current restriction regarding investing in oil, gas or mineral exploration or development programs have on the affected Funds?

The fundamental investment restriction regarding investing in oil, gas or mineral explorations or development programs was originally adopted to comply with certain state securities laws and regulations that have since been preempted by the federal securities laws. Therefore, the Board and Invesco believe that removing this non-standard restriction will provide the affected Funds with additional investment flexibility to engage in otherwise permissible activities. Investments in oil, gas, and other mineral leases, rights or royalty contracts, and in securities which derive their value in part from such instruments, entail certain risks, including price volatility, risks of political and social disturbances, and foreign risks such as corruption and competition. Notwithstanding the removal of this fundamental investment restriction, the affected Funds do not currently expect to engage in these activities.

Sub-Proposal 2(g): To remove the fundamental investment restriction regarding purchasing taxable debt. (IQI, OIA)

Current Fundamental Investment Restriction Regarding Purchasing Taxable Debt

The current fundamental investment restriction regarding purchasing taxable debt for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Quality Municipal Income Trust	The Fund may not purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities).

Invesco Municipal Income Opportunities Trust	The Fund may not purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities).

What effect will removing the current restriction regarding purchasing taxable debt have on the affected Funds?

Each affected Fund’s fundamental policy prohibiting it from purchasing more than 10% of all outstanding taxable debt securities of any one issuer is not required by federal or state securities laws. The Board and Invesco believe that this restriction is unnecessary and is unduly restrictive and that eliminating this investment restriction would not impact each affected Fund’s principal investment strategies. Further, Invesco Quality Municipal Income Trust and Invesco Municipal Income Opportunities Trust will remain subject to their investment policies to invest, under normal market conditions, at least 80% of the Fund’s total assets in municipal securities and municipal obligations, respectively.

Sub-Proposal 2(h): To remove the fundamental investment restriction regarding investing in unseasoned companies. (IQI, OIA)

Current Fundamental Investment Restriction Regarding Investing in Unseasoned Companies

The current fundamental investment restriction regarding investing in unseasoned companies for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Quality Municipal Income Trust	The Fund may not invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or instrumentalities.

Invesco Municipal Income Opportunities Trust	The Fund may not invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

What effect will removing the current restriction regarding investing in unseasoned companies have on the affected Funds?

The 1940 Act does not require that a fund adopt a restriction relating to investing in unseasoned companies (i.e., those companies with less than three years of continuous operation). The fundamental investment restriction was derived from state laws that have since been preempted by the federal securities laws. The Board and Invesco believe that this restriction is unnecessary and is unduly restrictive and that removing this restriction will provide the affected Funds with additional investment flexibility.

Sub-Proposal 2(i): To remove the fundamental investment restriction regarding investing in common stock. (IQI, OIA)

Current Fundamental Investment Restriction Regarding Investing in Common Stock

The current fundamental investment restriction regarding investments in common stock for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Quality Municipal Income Trust and Invesco Municipal Income Opportunities Trust	The Fund may not invest in common stock.

What effect will removing the current restriction regarding investing in common stock have on the affected Funds?

The 1940 Act does not require that a fund adopt a restriction relating to investing in common stock. The fundamental investment restriction was derived from state laws that have been preempted by the federal securities laws. The Board and Invesco believe that this restriction is unnecessary and is unduly restrictive and that removing this restriction will provide the affected Funds with additional investment flexibility.

Sub-Proposal 2(j): To remove the fundamental investment restriction regarding pledging of assets. (IQI, OIA)

Current Fundamental Investment Restriction Regarding Pledging of Assets

The current fundamental investment restriction regarding pledging of assets for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Quality Municipal Income Trust	The Fund may not pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in [the Fund’s borrowing restriction]. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

Affected Funds	Current Fundamental Investment Restriction

Invesco Municipal Income Opportunities Trust	The Fund may not pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in [the Fund’s borrowing restriction]. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

What effect will removing the current restriction regarding pledging of assets have on the affected Funds?

The 1940 Act does not require that a fund adopt a fundamental restriction relating to pledging its assets except as otherwise provided for in connection with the fundamental investment restrictions on borrowing and issuing senior securities. This fundamental investment restriction was derived from state laws that have since been preempted by the federal securities laws. The Board and Invesco believe that this restriction is unnecessary and is unduly restrictive. If this non-standard restriction is removed, each of Invesco Quality Municipal Income Trust and Invesco Municipal Income Opportunities Trust, along with each of the other Amending Funds in connection with their respective adoption of Sub-Proposal 1(b), will be permitted to pledge its assets to the extent allowed under the 1940 Act. Pledges of assets are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations.

To the extent that pledging assets may be considered the issuance of senior securities, the issuance of senior securities is governed by fundamental investment restriction regarding senior securities discussed above in Sub-Proposal 1(c).

Sub-Proposal 2(k): To remove the fundamental investment restriction regarding investing in restricted securities. (OIA)

Current Fundamental Investment Restriction Regarding Investing in Restricted Securities

The current fundamental investment restriction regarding investing in restricted securities for the listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Municipal Income Opportunities Trust	The Fund may not invest over 10% of its total assets in restricted securities.

What effect will removing the current restriction regarding investing in restricted securities have on the affected Fund?

There is no requirement under the 1940 Act that a fund adopt a fundamental restriction regarding investing in restricted securities. Securities purchased from an issuer and not registered for sale under the Securities Act of 1933 (the “Securities Act”) are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to the extent a Fund invests in restricted securities. To maximize the investment flexibility of Invesco Municipal Income Opportunities Trust, the Board and Invesco propose that this restriction be removed.

Sub-Proposal 2(l): To remove the fundamental investment restriction regarding investing for short-term profit. (VKQ, VCV, VTN, VMO)

Current Fundamental Investment Restriction Regarding Investing for Short-Term Profit

The current fundamental investment restriction regarding investing for short-term profit for each listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Municipal Trust	The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund does not anticipate that the annual portfolio turnover rate of the Fund will be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and the Shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for federal income tax purposes.

Affected Funds	Current Fundamental Investment Restriction

Invesco California Value Municipal Income Trust	The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund does not anticipate that the annual portfolio turnover rate of the Fund will be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commission and transaction expenses than a lower rate, which expenses must be borne by the Fund and its Common Shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for federal income tax purposes.

Invesco Trust for Investment Grade New York Municipals	The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund does not anticipate that the annual portfolio turnover rate of the Fund will be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commission and transaction expenses than a lower rate, which expenses must be borne by the Fund and the shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for federal income tax purposes.

Invesco Municipal Opportunity Trust	The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund does not anticipate that the annual portfolio turnover rate of the Fund will be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commission and transaction expenses than a lower rate, which expenses must be borne by the Fund and the Shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for federal income tax purposes.

What effect will removing the current restriction regarding investing for short-term profit have on the affected Funds?

There is no requirement under the 1940 Act that a fund adopt a fundamental restriction regarding realizing short-term profits. To the extent that any of the affected Funds have a high turnover rate in any given year, that fact will be disclosed to its respective shareholders in each Fund’s financial highlights in its shareholder report. To maximize the investment flexibility of each of the affected Funds, the Board and Invesco propose that this non-standard restriction be removed.

Sub-Proposal 2(m): To remove the fundamental investment restriction regarding investing in preferred stock. (VBF)

Current Fundamental Investment Restriction Regarding Investing in Preferred Stock

The current fundamental investment restriction regarding investing in preferred stock for the listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Bond Fund	The [Fund] may invest no more than ten percent of its assets in preferred stocks.

What effect will removing the current restriction regarding investing in preferred stock have on the affected Fund?

There is no requirement under the 1940 Act that a fund adopt a fundamental restriction regarding investing in preferred stock. The Board and Invesco believe this restriction is unnecessary and unduly restrictive. To maximize the investment flexibility of the Fund, this non-standard restriction is proposed to be removed.

Sub-Proposal 2(n): To remove the fundamental investment restriction regarding investing in debt securities. (VBF)

Current Fundamental Investment Restriction Regarding Investing in Debt Securities

The current fundamental investment restriction regarding investing in debt securities for the listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Bond Fund	At least 80% of the Fund’s assets will consist of (a) debt securities having a minimum rating at the time of purchase of Baa (as determined by Moody’s Investors Service, Inc.) or of BBB (as determined by Standard & Poor’s Corporation or Fitch Investors Service, Inc.); (b) securities of, or guaranteed by, the U.S. Government or an agency of the U.S. Government; (c) commercial paper rated “prime”; or (d) cash and cash equivalents. The Fund may not invest more than 20% of its assets in debt securities which are not publicly offered or traded or in debt securities purchased in private placements, of which no more than ten percent of its assets may be in securities of issuers which have not issued comparable securities which are rated at the time of purchase at least Baa (as determined by Moody’s Investors Service, Inc.) or BBB (as determined by Standard & Poor’s Corporation or Fitch Investors Service, Inc.).

What effect will removing the current restriction regarding investing in debt securities have on the affected Fund?

Rule 35d-1 under the 1940 Act requires a fund to adopt an investment policy to invest, under normal circumstances, at least 80% of the value of its assets in investments in accordance with the investment focus that the fund’s name suggests (an “80% policy”). With the exception of tax-exempt funds, an 80% policy is not required to be fundamental, although Rule 35d-1 requires at least 60 days’ notice to the shareholders of a fund of any change in the Fund’s 80% policy. Invesco Bond Fund’s fundamental investment restriction regarding investing in debt securities is not required to be fundamental. The Board and Invesco believe that the current investment restriction should be removed. If shareholders approve the removal of Invesco Bond Fund’s current fundamental investment restriction, the Fund will adopt the following non-fundamental investment restriction with respect to its investments in bonds in accordance with the requirements of Rule 35d-1:

Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities (generally referred to as “bonds”), and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco Bond Fund’s current fundamental investment restriction also includes a limitation on investing in private securities that is not required under the 1940 Act. Since Invesco Bond Fund’s adoption of this fundamental investment restriction, the debt instruments available for investment by the Fund and the overall debt markets have changed. The Board and Invesco believe this limitation is unduly restrictive and propose that shareholders approve the elimination of this investment restriction to provide Invesco Bond Fund with greater investment flexibility.

Sub-Proposal 2(o): To remove the fundamental investment restriction regarding joint trading. (VBF)

Current Fundamental Investment Restriction Regarding Joint Trading

The current fundamental investment restriction regarding joint trading for the listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Bond Fund	The Fund may not participate on a joint or a joint-and-several basis in any securities trading account.

What effect will removing the current restriction regarding joint trading have on the affected Fund?

Invesco Bond Fund’s fundamental investment restriction regarding joint trading is not required under the 1940 Act. Moreover, in the absence of this restriction, Invesco Bond Fund is still subject to the limitations on joint trading imposed on all investment companies under Section 17 of the 1940 Act and the rules thereunder. In general, Section 17(d) makes unlawful the effecting of “any transaction” involving joint participation with affiliated investment companies or companies controlled by them “in contravention of such rules and regulations as the SEC may prescribe for the purpose of limiting or preventing participation by such registered or controlled company on a basis different from or less advantageous than that of such other participant.” If this non-standard restriction is removed, Invesco Bond Fund’s investments will remain subject to any limitations on such transactions under Section 17 and applicable law.

Sub-Proposal 2(p): To remove the fundamental investment restriction regarding investing in investment companies with substantially the same investment objective, policies and restrictions as the Fund. (VVR)

Current Fundamental Investment Restriction Regarding Investing in Investment Companies with Substantially the Same Investment Objective, Policies and Restrictions as the Fund

The current fundamental investment restriction regarding joint trading for the listed affected Fund that is proposed to be removed is as follows:

Affected Funds	Current Fundamental Investment Restriction

Invesco Senior Income Trust	Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

What effect will removing the current restriction regarding investing in investment companies with substantially the same investment objective, policies and restrictions as the Fund have on the affected Fund?

Invesco Senior Income Trust’s current fundamental investment restriction regarding diversification does not exclude investment companies from the Fund’s diversification calculations as permitted under the 1940 Act; accordingly, this non-standard restriction was originally adopted to permit the Fund to nonetheless invest in such other investment companies. If approved by shareholders, the amended fundamental investment restriction regarding diversification for Invesco Senior Income Trust as described in Sub-Proposal 1(a) would exclude investment companies from the Fund’s diversification calculation as currently permitted under the 1940 Act. Therefore, if shareholders approve the amendment to the Invesco Senior Income Trust’s fundamental investment restriction regarding diversification, this non-standard restriction allowing the Fund to invest all or part of its assets in a fund with substantially the same investment objective, policies and restrictions will no longer be needed.

If a Sub-Proposal within Proposal 2 is not approved by shareholders, the current fundamental investment restriction(s) to which such Sub-Proposal relates will remain in effect for the related Fund.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” SUB-PROPOSALS 2(a) – 2(p) AS APPLICABLE TO EACH FUND.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers (with the exception of James Bordewick and Todd F. Kuehl) do not receive compensation from the Funds. The Funds’ officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 11 Greenway Plaza, Houston, Texas 77046-1173.

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During At Least The Past 5 Years

Glenn Brightman – 1972 President and Principal Executive Officer	2023

Chief Operating Officer, Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; and Manager, Invesco Investment Advisers LLC.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

Melanie Ringold — 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC;, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc.; Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Assistant Vice President, Invesco Funds

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During At Least The Past 5 Years

John M. Zerr — 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd. and President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée;

Formerly: Director and Chairman, Invesco Trust Company; Manager, Invesco Indexing LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Tony Wong — 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds.

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

Stephanie C. Butcher — 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited

Adrien Deberghes — 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Director, Invesco Trust Company ; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

Name, Year of Birth and Position(s) Held with the Funds	Officer Since	Principal Occupation(s) During At Least The Past 5 Years

Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

Todd F. Kuehl — 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

James Bordewick, Jr. — 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett.

Principal Shareholders of the Funds

The persons who as of the Record Date, according to publicly available filings made with the SEC, held of record 5% or more of the Common Shares or Preferred Shares of a Fund are set forth in Annex D. To the knowledge of each Fund, no other persons own, directly or beneficially, 5% or more of the Common Shares or Preferred Shares of any Fund.

Trustee Ownership of Fund Shares

As of December 31, 2023, Trustee(s) owned, directly or beneficially, Common Shares or Preferred Shares of a Fund and beneficially owned equity securities of other funds in the Invesco Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex E.

Application of Control Share Provisions

Effective August 1, 2022, each Fund became automatically subject to newly enacted control share acquisition provisions within the Delaware Statutory Trust Act (the “Control Share Provisions”). In general, the Control Share Provisions limit the ability of holders of “control beneficial interests” to vote their shares of a fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Share Provisions. A fund’s board of trustees may exempt acquisitions from the application of the Control Share Provisions. At a Board meeting held on March 15-17, 2023, the Board approved the exemption of VKI, VCV, VMO, VKQ, VPV, IQI, VVR, VGM, VTN and IIM’s preferred shares from application of the Control Share Provisions.

The Control Share Provisions require shareholders to disclose any control share acquisition to a Fund within 10 days of such acquisition and, upon request, to provide any related information that the Fund’s Board reasonably believes is necessary or desirable.

The foregoing is only a summary of certain aspects of the Control Share Provisions. Shareholders should consult their own legal counsel with respect to the application of the Control Share Provisions to their beneficial interests of a Fund and any subsequent acquisitions of beneficial interests.

Section 16(a) Beneficial Ownership Reporting Compliance and Delinquent Section 16(a) Reports

Section 30(f) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Funds’ Trustees, officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the NYSE (on which the Common Shares are listed), reporting their affiliation with the Fund and reports of ownership and changes in ownership of Shares. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Funds believe that, during the fiscal year ended February 29, 2024, all such filing requirements were met with respect to the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) has been selected as each Fund’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during the fiscal year ending February 29, 2024. The Audit Committee and the Boards have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Funds.

It is not expected that representatives of PwC will attend the Meetings. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures (included in Annex F to this Joint Proxy Statement), the Audit Committee has preapproved all audit and non-audit services provided to each Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee received the written disclosures and the letter(s) from PwC mandated by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles. Based on this review, the Audit Committee recommended to the Board of each Fund that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.

As disclosed above, the members of the Audit Committee are Messrs. LaCava (Chair), Liddy and Troccoli, and Dr. Jones, and Mss. Hostetler.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex F. All of the audit services for the fiscal years ended February 29, 2024 and February 28, 2023 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth on Annex F. All of the audit-related services, which include assurance and related services by PwC that are reasonably related to the performance of the audit of a Fund, for the fiscal years ended February 29, 2024 and February 28, 2023 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex F. All of the tax services for the fiscal years ended February 29, 2024 and February 28, 2023 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

All Other Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of each Fund for professional services rendered for all other services are set forth on Annex F. All of the other services for the two most recently completed fiscal years were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Covered Entities

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”) are set forth on Annex F. The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Funds. The Audit Committee also has considered whether the provision of non-audit services, if any, performed by PwC to the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

Proxy Solicitation Expenses

The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposals will be borne by the Funds. To the extent the expenses are not billed to a particular Fund, they will be allocated among the Funds. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meetings, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives. The Funds have also retained Morrow Sodali Fund Solutions (“MSFS”) to assist in any additional proxy solicitation. The estimated cost of solicitation by MSFS is approximately $178,250 per Fund.

[Under the agreement with MSFS, MSFS will be paid a [project management fee] as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of verbal votes, inbound telephone contact, answering messages, obtaining shareholders’ telephone numbers, expenses for immediate action letters and providing additional materials upon shareholder request. The agreement also provides that MSFS shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.]

Shareholder Proposals

[Shareholder proposals intended to be presented at the year 2025 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund’s Secretary at the Fund’s principal executive offices by [], in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. If a shareholder wishes to make a proposal at the year 2025 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than [] and not later than []. Notwithstanding the foregoing, if notice of a shareholder proposal is received after [], the persons named as proxies may vote proxies held by them in their discretion on such proposal. Any shareholder who wishes to submit a proposal for consideration at an annual meeting of such shareholder’s Fund should send such proposal to the respective Fund’s Secretary at 11 Greenway Plaza, Houston, Texas 77046, Attn: Secretary. Additional requirements regarding shareholder proposals are included in the Fund’s Bylaws, which are available upon request.]

General

Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at a Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present at the Meetings, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Melanie Ringold

Senior Vice President,

Chief Legal Officer and Secretary

[July 5], 2024

ANNEX A

FUNDS

The following list sets forth the closed-end investment companies (each a “Fund” and collectively, the “Funds”) participating in the Joint Annual and Joint Special Meetings of Shareholders to be held at 11 Greenway Plaza, Houston, Texas 77046-1173 on August 29, 2024, at 1:00 p.m. Central Daylight Time and at 1:30 p.m. Central Daylight Time, respectively. The name in the first column below is the legal name for each Fund. The designation in the second column is the NYSE ticker symbol of each Fund’s common shares. The ticker symbol is sometimes used to identify a specific Fund in the Joint Proxy Statement. The information below is as of the Record Date of May 31, 2024.

Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the “Common Shares.” Each of the Funds, except VBF, OIA, IHTA and VLT, has issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the “Preferred Shares.”

Legal Name	Common Shares Ticker Symbol	Common Shares Outstanding(1)	Preferred Shares	Preferred Shares Outstanding(1)
Invesco Advantage Municipal Income Trust II	VKI	44,406,020.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,836
Invesco Bond Fund	VBF	11,418,446.00	None	Not Applicable
Invesco California Value Municipal Income Trust	VCV	47,890,525.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,770
Invesco High Income 2024 Target Term Fund	IHTA	8,786,389.77	None	Not Applicable
Invesco High Income Trust II	VLT	6,498,037.00	None	Not Applicable
Invesco Municipal Income Opportunities Trust	OIA	47,655,324.00	None	Not Applicable
Invesco Municipal Opportunity Trust	VMO	67,440,685.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	3,124
Invesco Municipal Trust	VKQ	55,335,514.99	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,428

Legal Name	Common Shares Ticker Symbol	Common Shares Outstanding(1)	Preferred Shares	Preferred Shares Outstanding(1)
Invesco Pennsylvania Value Municipal Income Trust	VPV	23,829,544.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,238
Invesco Quality Municipal Income Trust	IQI	52,883,797.34	Variable Rate Municipal Preferred Shares Series 2020/2023, liquidation preference $100,000 per share	1,789
Invesco Senior Income Trust	VVR	153,213,830.00	Variable Rate Term Preferred Shares, liquidation preference $100,000 per share	1,000
Invesco Trust for Investment Grade Municipals	VGM	54,231,968.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,323
Invesco Trust for Investment Grade New York Municipals	VTN	19,477,753.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	904
Invesco Value Municipal Income Trust	IIM	47,068,439.32	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,981

(1)	As of the Record Date.

A-1

ANNEX B

TRUSTEE COMPENSATION

Set forth below is information regarding compensation paid or accrued for each Trustee who was not affiliated with the Adviser during the calendar year ended December 31, 2023, unless otherwise noted. The term “Invesco Fund Complex” includes each of the open-end and closed-end registered investment companies advised by the Adviser.

Trustee	Aggregate Compensation From the Funds(1)	Retirement Benefits Accrued by All Invesco Funds	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From Invesco Fund Complex Paid to Trustees(3)
Independent Trustees(4, 5)
Beth A. Brown	$31,905			$630,000
Carol Deckbar	3,933			—
Cynthia Hostetler	23,280	—	—	465,000
Eli Jones	21,151			422,500
Elizabeth Krentzman	23,649	—	—	470,000
Anthony J. Lacava, Jr.	23,780			477,500
James “Jim” Liddy	3,933			—
Prema Mathai-Davis	22,153	—	$205,000	442,500
Joel W. Motley	21,774			430,000
Teresa M. Ressel	22,026	—	—	440,000
Robert C. Troccoli	22,151	—	—	445,000
Daniel S. Vandivort	23,153			462,500

(1)

Amounts shown are based on the fiscal year ended February 29, 2024. The total amount of compensation deferred by all Trustees of the Funds during the fiscal year ended February 29, 2024, including earnings, was $51,896.69. The amount of aggregate compensation paid by each Fund as of the most recent fiscal year end is as follows:

Fund	Lacava, Jr.	Deckbar	Brown	Vandivort	Krentzman	Hostetler	Motley	Jones
VKI	$1,897.07	$296.30	$2,320.79	$1,786.03	$1,719.38	$1,722.79	$1,629.24	$1,651.49
VBF	1,928.29	301.13	2,358.69	1,815.48	1,747.45	1,751.14	1,655.95	1,678.89
VCV	1,729.72	269.45	2,118.71	1,627.97	1,569.71	1,569.93	1,486.47	1,500.73
VLT	1,807.92	282.12	2,213.20	1,701.88	1,639.65	1,641.94	1,553.22	1,572.15
OIA	1,660.48	258.27	2,034.99	1,562.78	1,507.66	1,506.97	1,427.44	1,439.10
VMO	1,869.06	292.25	2,287.64	1,759.68	1,694.82	1,697.50	1,605.65	1,626.10
VKQ	1,594.27	247.78	1,955.10	1,500.40	1,448.46	1,447.49	1,371.00	1,381.53
VPV	1,988.82	311.01	2,431.55	1,872.57	1,801.44	1,806.68	1,707.44	1,734.15
IQI	1,911.34	298.58	2,338.15	1,799.46	1,732.20	1,735.91	1,641.44	1,664.40
VVR	1,715.40	267.10	2,101.54	1,614.53	1,556.97	1,557.61	1,474.32	1,488.88
VGM	1,914.11	299.07	2,341.41	1,802.08	1,734.63	1,738.47	1,643.77	1,667.07
VTN	1,688.10	262.97	2,068.81	1,588.87	1,532.70	1,532.81	1,451.16	1,464.61
IIM	794.69	—	1,019.35	779.99	767.15	767.09	704.25	732.11
IHTA	1,917.73	300.10	2,364.15	1,819.60	1,751.29	1,752.50	1,657.46	1,677.45

Fund	Liddy	Mathai- Davis	Ressel	Troccoli
VKI	$296.30	$1,777.50	$1,600.47	$1,838.30
VBF	301.13	1,823.47	1,626.62	1,869.01
VCV	269.45	1,589.65	1,461.13	1,666.56
VLT	282.12	1,535.27	1,526.23	1,748.11
OIA	258.27	1,411.63	1,403.33	1,596.96
VMO	292.25	1,656.86	1,577.61	1,808.85
VKQ	247.78	1,387.43	1,348.19	1,531.72
VPV	311.01	1,729.79	1,676.88	1,932.25
IQI	298.58	1,621.97	1,612.41	1,852.89
VVR	267.10	1,457.81	1,449.26	1,653.13
VGM	299.07	1,624.24	1,614.67	1,856.02
VTN	262.97	1,498.57	1,426.66	1,625.58
IIM	—	727.74	727.63	764.18
IHTA	300.10	1,680.34	1,629.99	1,860.15

(2)

These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each Trustee serves until his or her normal retirement date. These amounts are not adjusted to reflect deemed investment appreciation or depreciation.

B-1

(3)

These amounts represent the compensation paid from all Invesco Funds to the individuals who serve as trustees. All Trustees currently serve as Trustee of 32 registered investment companies advised by the Adviser.

(4)

On August 28, 2022, Mr. Christopher Wilson retired. During the fiscal year ended February 29, 2024, compensation from the Funds for Mr. Wilson for consultant services provided to the Funds subsequent to his retirement was $16,959.63. Pursuant to a consulting agreement with the Funds, Mr. Wilson may receive payments for consulting services provided to the Funds for up to three years following his retirement.

(5)	Effective January 16, 2024, Ms. Carol Deckbar and Mr. James Liddy were appointed as new Trustees of the Funds.

B-2

ANNEX C

CURRENT AND PROPOSED STANDARD FUNDAMENTAL INVESTMENT RESTRICTIONS

	Invesco Quality Municipal Income Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
Fundamental Investment Restriction Regarding Diversification	The Fund may not invest more than 5% of the value of its total assets in securities of any one issuer, except that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to the investment of 25% of the Fund’s total assets.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes or for repurchase of its shares provided that immediately after such borrowing the amount borrowed does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities which are outstanding at the time, including the Preferred Shares).	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue any senior securities (as defined in the 1940 Act) other than Preferred Shares of beneficial interest (in accordance with the terms of [the Fund’s] Prospectus and the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with [the Fund’s investment restriction regarding borrowing]; or (e) lending portfolio securities. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not engage in the underwriting of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of certain federal securities laws.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans except (a) by the purchase of debt securities in which the Fund may invest consistent with its investment objective and policies, (b) by investment in repurchase agreements, and (c) by lending its portfolio securities.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase real estate or interests in real estate except that the Fund may purchase securities secured by real estate or interests therein. The Fund is not prohibited from purchasing, holding and selling real estate acquired as a result of the ownership of such securities.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	Invesco Quality Municipal Income Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Commodities	The Fund may not invest in commodities or commodity contracts, except the Fund may purchase financial futures contracts and related options and options on debt securities.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

Fundamental Investment Restriction Regarding Concentration	The Fund may not invest more than 25% of the market value of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities. In addition, the Fund reserves the right to invest 25% or more of its assets in any of the following Municipal Obligations, provided that the percentage of the Fund’s total assets in private activity bonds in any one category does not exceed 25% of the Fund’s total assets: health facility obligations, housing obligations, single-family mortgage revenue bonds, industrial revenue obligations (including pollution control obligations), electric utility obligations, airport facility revenue obligations, water and sewer obligations, university and college revenue obligations, bridge authority and toll road obligations and resource recovery obligations.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco Municipal Income Opportunities Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	The Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer, except that this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to the investment of 25% of the Fund’s total assets.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes or for repurchase of its shares provided that immediately after such borrowing the amount borrowed does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities which are outstanding at the time).	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities. In interpreting this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements (provided that no more than 10% of the Fund’s total assets will be invested in repurchase agreements that do not mature within seven days); and (c) by lending its portfolio securities (provided that the Fund may not lend its portfolio securities in excess of 25% of its total assets).	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein. This shall not prohibit the Fund from purchasing, holding and selling real estate acquired as a result of the ownership of such securities.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell commodities except that the Fund may purchase or sell financial futures contracts and related options thereon.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

	Invesco Municipal Income Opportunities Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Concentration	The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. In addition, the Fund reserves the right to invest 25% or more of its assets in any of the following types of Municipal Obligations, provided that the percentage of the Fund’s total assets in private activity bonds in any one category does not exceed 25% of the Fund’s total assets: health facility obligations, housing obligations, single family mortgage revenue bonds, industrial revenue obligations (including pollution control obligations), electric utility obligations, airport facility revenue obligations, water and sewer obligations, university and college revenue obligations, bridge authority and toll road obligations and resource recovery obligations.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco Value Municipal Income Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification

The Fund may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to the investment of 25% of the Fund’s total assets.

The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not borrow money, except that the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein. This shall not prohibit the Fund from purchasing, holding and selling real estate acquired as a result of the ownership of such securities.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

	Invesco Value Municipal Income Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Concentration	The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. In addition, the Fund reserves the right to invest 25% or more of its assets in any of the following types of Municipal Obligations, provided that the percentage of the Fund’s total assets in private activity bonds in any one category does not exceed 25% of the Fund’s total assets: health facility obligations, housing obligations, single family mortgage revenue bonds, industrial revenue obligations (including pollution control obligations), electric utility obligations, airport facility revenue obligations, water and sewer obligations, university and college revenue obligations, bridge authority and toll road obligations and resource recovery obligations.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco Municipal Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	The Fund may not with respect to 75% of its total assets, purchase any securities (other than tax-exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not borrow money, except for temporary or emergency purposes from banks or for repurchase of the Fund’s Shares, and then only in an amount not exceeding one-third of the Fund’s total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into “when issued” and “delayed delivery” transactions as described above under the heading “Principal Investment Strategies of the Fund” in the [Fund’s] Prospectus.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under [the Fund’s investment restriction regarding borrowing] or with respect to hedging and risk management transactions or the writing of options within limits described in Appendix C to [the Fund’s] SAI.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund’s interest with respect to the municipal securities owned by the Fund.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

	Invesco Municipal Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Concentration	The Fund may not invest more than 25% of its total assets in a single industry; however, as described [in the Fund’s registration statement] under “Principal Risks of Investing in the Fund – Market Segment Risk,” the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco California Value Municipal Income Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	The Fund may not, with respect to 75% of its total assets, purchase any securities (other than tax-exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not borrow money, except for temporary or emergency purposes from banks or for repurchase of the Fund’s Shares, and then only in an amount not exceeding one-third of the Fund’s total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing or a Strategic Transaction[1] described in Appendix C to [the Fund’s] SAI. The Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into “when-issued” and “delayed delivery” transactions.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under [the Fund’s investment restriction regarding borrowing] or with respect to Strategic Transactions[1] described in Appendix C to [the Fund’s] SAI.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund’s interest with respect to the securities owned by the Fund.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions[1] described in Appendix C to [the Fund’s] SAI, the Fund may engage in are considered to be commodities or commodities contracts.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions1 described in Appendix C to [the Fund’s] SAI, the Fund may engage in are considered to be commodities or commodities contracts.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

[1]

Per Appendix C to VCV’s SAI, Strategic Transactions means: “purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars.”

	Invesco California Value Municipal Income Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Concentration	The Fund may not invest more than 25% of its total assets in a single industry; however, as described [in the Fund’s registration statement] under “Principal Risks of Investing in the Fund – Market Segment Risk,” the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco Trust for Investment Grade Municipals Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	The Fund may not, with respect to 75% of its total assets, purchase any securities (other than tax-exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not borrow money, except for temporary or emergency purposes from banks or for repurchase of the Fund’s shares, and then only in an amount not exceeding one-third of the Fund’s total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into “when issued” and “delayed delivery” transactions as described in the Fund’s prospectus.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under [the Fund’s investment restriction regarding borrowing] or with respect to hedging and risk management transactions or the writing of options within limits described in the Fund’s Prospectus.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund’s interest with respect to the securities owned by the Fund.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

	Invesco Trust for Investment Grade Municipals Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Concentration	The Fund may not invest more than 25% of its total assets in a single industry; however, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco Municipal Opportunity Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	The Fund may not, with respect to 75% of its total assets, purchase any securities (other than obligations issued or guaranteed as to principal or interest by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not borrow money, except for temporary or emergency purposes from banks or for repurchase of the Fund’s Shares, and then only in an amount not exceeding one-third of the Fund’s total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into “when issued” and “delayed delivery” transactions.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under [the Fund’s investment restriction regarding borrowing] below or with respect to hedging and risk management transactions or the writing of options.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund’s interest with respect to the securities owned by the Fund.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

	Invesco Municipal Opportunity Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Concentration	The Fund may not invest more than 25% of its total assets in a single industry; however, as described [in the Fund’s registration statement] under “Principal Risks of Investing in the Fund – Market Segment Risk,” the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco Advantage Municipal Income Trust II Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	The Fund may not, with respect to 75% of their total assets, purchase any securities (other than obligations issued or guaranteed as to principal or interest by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not borrow money, except for temporary or emergency purposes from banks or for repurchase of their shares, and then only in an amount not exceeding one- third of the Fund’s total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing or a Strategic Transaction[2]. The Fund will not purchase portfolio securities during any period in which such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into “when-issued” and “delayed delivery” transactions.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described [the Fund’s investment restriction regarding borrowing] or with respect to Strategic Transactions[2].	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be underwriters in connection with the sale of securities held in their portfolios.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund’s interest with respect to the securities owned by the Fund.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that the Strategic Transactions[2] in which the Fund may invest are considered to be commodities or commodities contracts.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that the Strategic Transactions[2] in which the Fund may invest are considered to be commodities or commodities contracts.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

[2]

Per Appendix C of VKI’s SAI, Strategic Transactions means: “purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars.”

	Invesco Advantage Municipal Income Trust II Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Concentration	The Fund may not invest more than 25% of its total assets in a single industry; however, the Fund may from time to time invest more than 25% of their total assets in one or more particular segments or sectors of the municipal securities market.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco Bond Fund Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	The Registrant may not invest more than five percent of its total assets at market value at the time of purchase in the securities of any one issuer, nor purchase more than ten percent of all outstanding voting securities of any one issuer. This restriction does not include securities of the U.S. Government or any instrumentality thereof. The Registrant may not invest more than five percent of its total assets at market value in securities of companies which, including predecessor companies and operations, have been in continuous operation less than three years.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing

The Registrant may borrow from banks or other lending institutions in privately-arranged transactions and may borrow by issuing, publicly or privately, a single class of senior security representing indebtedness, in series or otherwise, with such interest rates and other terms and provisions, including conversion rights, as the Board of Directors determines; provided that, immediately after any such borrowing, the aggregate amount of indebtedness outstanding does not exceed 33 1/3% of the value of the Registrant’s total assets including such borrowings, less its liabilities other than such borrowings.

The Registrant may borrow for temporary or emergency purposes, but not in excess of five percent of the value of its total assets taken at cost. The Registrant may not mortgage, pledge, or hypothecate its assets to secure borrowings except in an amount taken at market not exceeding 15% of its total assets taken at cost.

The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities

The Registrant may borrow from banks or other lending institutions in privately-arranged transactions and may borrow by issuing, publicly or privately, a single class of senior security representing indebtedness, in series or otherwise, with such interest rates and other terms and provisions, including conversion rights, as the Board of Directors determines; provided that, immediately after any such borrowing, the aggregate amount of indebtedness outstanding does not exceed 33 1/3% of the value of the Registrant’s total assets including such borrowings, less its liabilities other than such borrowings.

The Registrant may borrow for temporary or emergency purposes, but not in excess of five percent of the value of its total assets taken at cost. The Registrant may not mortgage, pledge, or hypothecate its assets to secure borrowings except in an amount taken at market not exceeding 15% of its total assets taken at cost.

The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Registrant may not act as an underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under Federal securities laws.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Registrant may not make cash loans, except that the purchase of debt securities in accordance with its investment objective and policies, including the purchase of commercial paper rated “prime”, shall not be considered the making of a loan; nor make loans of securities except up to ten percent of the value of the Registrant’s assets, collateralized at 100% each business day, subject to immediate termination if collateral is not maintained or on five business days’ notice, on which the Registrant will receive all income accruing on the borrowed securities during the loan and will pay no fees except reasonable finders, administrative and custodial fees.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

	Invesco Bond Fund Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Real Estate	The Registrant may not purchase or sell real estate or investments therein, except that the Registrant may invest up to ten percent of its total assets in securities of companies which invest or deal in real estate, including real estate investment trusts. This restriction does not preclude the purchase or sale of securities of companies engaged in a principal business other than investing in real estate, although the securities may be secured by real estate.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Registrant may not purchase or sell commodities or commodity contracts, except the Registrant may purchase and sell interest rate futures contracts and make deposits or have similar arrangements in connection therewith, provided that immediately after any commitment to purchase or sell a contract the sum of the then aggregate futures market prices of interest rate instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Registrant’s total assets.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

Fundamental Investment Restriction Regarding Concentration	The Registrant may not concentrate its investments in any one industry; neither all utility companies, as a group, nor all finance companies, as a group, are considered a single industry for purposes of this policy.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco High Income Trust II Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	The Fund may not, with respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not issue senior securities, (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may issue senior securities which are stocks (including preferred shares of beneficial interest) subject to the limitations set forth in Section 18 of the 1940 Act and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund’s obligations under interest rate swaps are not treated as senior securities.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities, (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may issue senior securities which are stocks (including preferred shares of beneficial interest) subject to the limitations set forth in Section 18 of the 1940 Act and except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund’s obligations under interest rate swaps are not treated as senior securities.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or property to any person, except (i) to the extent the securities the Fund may invest are considered to be loans; (ii) through loans of portfolio securities, (iii) through the acquisition of securities subject to repurchase agreements and (iv) that the Fund may lend money or property in connection with maintenance of the value of, or the Fund’s interest with respect to, the securities owned by the Fund.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent the hedging and risk management transactions the Fund may engage in are considered to be commodities or commodities contracts.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	Invesco High Income Trust II Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent the hedging and risk management transactions the Fund may engage in are considered to be commodities or commodities contracts.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

Fundamental Investment Restriction Regarding Concentration	. The Fund may not invest more than 25% of its total assets in securities of issuers conducting their principal business activities in the same industry; provided, that this limitation shall not apply with respect to investments in U.S. Government securities.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco Pennsylvania Value Municipal Income Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	This Fund is classified as non-diversified and therefore, does not currently have a fundamental investment restriction regarding diversification. Therefore, no changes are currently being proposed.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not borrow money, except for temporary or emergency purposes from banks or for repurchase of its shares, and then only in an amount not exceeding one-third of the Fund’s total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing or a Strategic Transaction[3]. The Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into “when-issued” and “delayed delivery” transactions.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under [the Fund’s investment restriction regarding borrowing] or with respect to Strategic Transactions[3].	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or Fund’s interest with respect to the securities owned by the Fund.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that the Strategic Transactions[3] the Fund may engage in are considered to be commodities or commodities contracts.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that the Strategic Transactions[3] the Fund may engage in are considered to be commodities or commodities contracts.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

[3]

Per Appendix C of VPV’s SAI, Strategic Transactions means: “purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars.”

	Invesco Pennsylvania Value Municipal Income Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Concentration	The Fund may not invest more than 25% of its total assets in a single industry; however, as described above, the Fund may from time to time invest more than 25% of its total assets in one or more particular segments or sectors of the municipal securities market.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco Senior Income Trust Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	The Fund may not purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not issue senior securities nor borrow money, except that the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Securities and Exchange Commission under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities nor borrow money, except that the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules or regulations promulgated by the Securities and Exchange Commission under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

Fundamental Investment Restriction Regarding Concentration	The Fund may not purchase any security if, as a result of such purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

	Invesco Trust for Investment Grade New York Municipals Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Diversification	The Fund does not currently have a stated fundamental investment restriction regarding diversification under the 1940 Act. The Fund was initially classified as a “non-diversified” fund and therefore did not have a fundamental investment restriction regarding diversification. Pursuant to SEC guidance, an investment company that has registered as a non-diversified company but has operated as a diversified company for a period of at least three years is a de facto “diversified company” and cannot operate again as a non-diversified company without first obtaining shareholder approval as required under Section 13 of the 1940 Act. Because the Fund has been operating as a diversified fund for at least three years, the Fund is considered a de facto diversified fund and is therefore subject to the same diversification requirements as the other diversified Amending Funds.	The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Borrowing	The Fund may not borrow money, except for temporary or emergency purposes from banks or for repurchase of the Fund’s Shares, and then only in an amount not exceeding one-third of the Fund’s total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into “when issued” and “delayed delivery” transactions.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Senior Securities	The Fund may not issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (3) below or with respect to hedging and risk management transactions or the writing of options.	The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Fundamental Investment Restriction Regarding Underwriting	The Fund may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.	The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

Fundamental Investment Restriction Regarding Lending	The Fund may not make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund’s interest with respect to the securities owned by the Fund.	The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Fundamental Investment Restriction Regarding Real Estate	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Fundamental Investment Restriction Regarding Commodities	The Fund may not purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.	The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.

	Invesco Trust for Investment Grade New York Municipals Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction

Fundamental Investment Restriction Regarding Concentration	The Fund may not invest more than 25% of its total assets in a single industry; however, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market.	The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

ANNEX D

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, according to disclosure publicly filed with the SEC, the following record owners of Common Shares or Preferred Shares of each Fund held, directly or beneficially, more than 5% of the voting securities of a class of securities of each Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder is identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
VMO	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	3,676	100%
VPV	Preferred	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, North Carolina 28255	1,238	100%
IQI	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	2,105	100%
VGM	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	2,733	100%
VTN	Preferred	Bank of America Corp. 100 North Tryon Street Charlotte, NC 28255	904	100%
IIM	Preferred	JPMorgan Chase Bank, National Association 1111 Polaris Parkway Columbus, OH 43240	2,331	100%
VKQ	Preferred	Toronto-Dominion Investments, Inc. 1 Vanderbilt Avenue New York, NY 10017	2,428	100%
VKI	Preferred	Bank of America Corporation Bank of America Preferred Funding Corporation 100 North Tryon Street Charlotte, North Carolina 28255	1,160	53.70%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
VCV	Preferred	Bank of America Corp. 100 North Tryon Street Charlotte, NC 28255	1,083	51.99%
VTN	Common	Saba Capital Management, LP Saba Capital Management GP, LLC Boaz R. Weinstein 405 Lexington Avenue 58th Floor New York, NY 10174	2,757,658	14.16%
VPV	Common	Saba Capital Management, LP Saba Capital Management GP, LLC Boaz R. Weinstein 405 Lexington Avenue 58th Floor New York, NY 10174	2,875,840	12.07%
VBF	Common	First Trust Portfolios, L.P., First Trust Advisors, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,333,043	11.67%
VPV	Common	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,360,040	9.90%
VMO	Common	Saba Capital Management, LP Saba Capital Management GP, LLC Boaz R. Weinstein 405 Lexington Avenue 58th Floor New York, NY 10174	6,665,582	9.88%
IHTA	Common	Private Management Group, Inc. 15635 Alton Parkway, Suite 400 Irvine, CA 92618	846,693	9.64%
VTN	Common	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,859,165	9.55%
IHTA	Common	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	747,468	8.50%

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned by Beneficial Owner	Percentage of Shares Outstanding as of Record Date
IHTA	Common	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	689,416	7.85%
VVR	Common	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	9,649,957	6.30%
VBF	Common	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	739,378	6.48%
VLT	Common	First Trust Portfolios, L.P., First Trust Advisors, L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	383,303	5.90%
VGM	Common	Karpus Management Inc. 183 Sully’s Train Pittsford, NY 14534	3,199,553	5.90%
VKQ	Common	Saba Capital Management, LP Saba Capital Management GP, LLC Boaz R. Weinstein 405 Lexington Avenue 58th Floor New York, NY 10174	3,175,370	5.74%
VGM	Common	Saba Capital Management, LP Saba Capital Management GP, LLC Boaz R. Weinstein 405 Lexington Avenue 58th Floor New York, NY 10174	2,867,862	5.29%
IHTA	Common	Bulldog Investors, LLP Phillip Goldstein Andrew Dakos 250 Pehle Ave., Suite 708 Saddle Brook, NJ 07663	458,258	5.22%
VBF	Common	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	596,579	5.20%
IQI	Common	Karpus Management Inc. 183 Sully’s Train Pittsford, NY 14534	2,741,787	5.18%

ANNEX E

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES

The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned by each Trustee as of the calendar year ended December 31, 2023.

Fund	VKI	VBF	VCV	IHTA	VLT	OIA	VMO	VKQ	VPV	IQI	VVR	VGM	VTN	IIM	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee or Nominee in the Invesco Fund Complex
Interested Trustee
Jeffrey H. Kupor[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Douglas Sharp[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Independent Trustees
Brown[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Deckbar[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Hostetler[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Jones[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Krentzman[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
LaCava[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Liddy[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Mathai-Davis[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Motley[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Ressel[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Troccoli[1]	None	None	None	Over $100,000	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)
Vandivort[1]	None	None	None	None	None	None	None	None	None	None	None	None	None	None	Over $	100,000	(1)

1.

Includes the total amount of compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the funds in the Invesco Funds.

E-1

ANNEX F

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During each Fund’s prior two fiscal years, the Funds were billed the amounts listed below by PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, for audit and non-audit services rendered to the Funds. During each Fund’s prior two fiscal years, all audit or non-audit services provided to the Funds by PwC were approved by each Fund’s Audit Committee in accordance with its pre-approval policies and procedures.

Fees Billed for Services Rendered to the Funds for Fiscal Year Ended February 29, 2024

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees	Total Non-Audit Fees	Total Fees
VKI	$51,470	$0	$14,598	$0	$14,598	$66,068
VBF	40,663	0	16,098	0	16,098	56,761
VCV	51,470	0	14,598	0	14,598	66,068
IHTA	65,034	0	16,098	0	16,098	81,132
VLT	40,663	0	16,098	0	16,098	56,761
OIA	51,470	0	14,598	0	14,598	66,068
VMO	51,470	0	14,598	0	14,598	66,068
VKQ	51,470	0	14,598	0	14,598	66,068
VPV	51,470	0	14,598	0	14,598	66,068
IQI	51,470	0	14,598	0	14,598	66,068
VVR	146,062	0	41,098	0	41,098	187,160
VGM	51,470	0	14,598	0	14,598	66,068
VTN	51,470	0	14,598	0	14,598	66,068
IIM	51,470	0	14,598	0	14,598	66,068

Fees Billed for Services Rendered to the Funds for Fiscal Year Ended February 28, 2023

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees	Total Non-Audit Fees	Total Fees
VKI	$49,292	$0	$14,203	$0	$14,203	$63,495
VBF	38,942	0	15,053	0	15,053	53,995
VCV	49,292	0	14,203	0	14,203	63,495
IHTA	62,281	0	15,053	0	15,053	77,334
VLT	38,942	0	15,053	0	15,053	53,995
OIA	49,292	0	14,203	0	14,203	63,495
VMO	49,292	0	14,203	0	14,203	63,495
VKQ	49,292	0	14,203	0	14,203	63,495
VPV	49,292	0	14,203	0	14,203	63,495
IQI	49,292	0	14,203	0	14,203	63,495
VVR	106,682	0	15,053	0	15,053	121,735
VGM	49,292	0	14,203	0	14,203	63,495
VTN	49,292	0	14,203	0	14,203	63,495
IIM	49,292	0	14,203	0	14,203	63,495

(1)

Tax Fees for the fiscal year end February 29, 2024 and February 28, 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Funds’ adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Funds (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,094,000	$874,000
Tax Fees	0	0
All Other Fees	0	0

Total Fees	1,094,000	874,000

(1)	Audit-Related fees for the years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,510,000 for the fiscal year ended February 29, 2024 and $7,376,000 for the fiscal year ended February 28, 2023. In total, PwC billed the Registrants, Invesco and Invesco Affiliates aggregate non-audit fees of $7,839,372 for the fiscal year ended February 29, 2024 and $8,452,242 for the fiscal year ended February 28, 2023.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).2 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

[2]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on the NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement.”

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee)and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

CEF-PROXY-062524

PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/invesco2024 3. Follow the simple instructions. 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-429-7134 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided FUND NAME PRINTS HERE PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby revokes all previous proxies and appoints each of Melanie Ringold, Kelli Gallegos, Adrien Deberghes, Taylor Edwards and Amanda Roberts collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders to be held on August 29, 2024 at 11 Greenway Plaza, Houston, Texas 77046-1173, and at any adjournment(s), postponement(s) or delay(s) thereof. The Joint Annual Meeting will be held at 1:00 p.m. Central Daylight Time. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY CARD WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. AUTHORIZED SIGNATURE(S) Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. 100236 – Invesco 2024 – Annual-A

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Joint Annual Meeting Shareholders to be held on August 29, 2024. Please refer to the Proxy Statement for a discussion of each of these matters, including instructions related to meeting attendance. The Proxy Statement for this Meeting is available online at https://www.proxyvotinginfo.com/p/invesco2024 The Board of Trustees of the Fund unanimously recommends that you cast your vote “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒ 1a. Common Shareholders and Preferred Shareholders, voting together. To elect trustees: FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Elizabeth Krentzman ☐ ☐ ☐ ☐ (02) Robert C. Troccoli (03) Carol Deckbar (04) Douglas Sharp *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. YOUR SIGNATURE ON THIS PROXY CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS PROXY CARD IN THE ENCLOSED ENVELOPE. 100236 – Invesco 2024 – Annual-A

PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2.Go to: www.proxyvotenow.com/invesco2024 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand.2.Call toll-free 855-429-71343.Follow the simple instructions .VOTE BY MAIL1. Read the proxy statement.2. Check the appropriate box(es) on the reverse side of the proxy card.3. Sign, date and return the proxy card in the envelope provided FUND NAME PRINTS HEREPROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2024THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby revokes all previous proxies and appoints each of Melanie Ringold, Kelli Gallegos, Adrien Deberghes, Taylor Edwards and Amanda Roberts, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders to be held on August 29, 2024 at 11 Greenway Plaza, Houston, Texas 77046-1173, and at any adjournment(s), postponement(s) or delay(s) thereof. The Joint Annual Meeting will be held at 1:00 p.m. Central Daylight Time. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY CARD WILL BE VOTED “FOR ALL” THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.CONTROL NUMBERAUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSfor the Joint Annual Meeting Shareholders to be held on August 29, 2024. Please refer to the Proxy Statement for a discussionof each of these matters, including instructions related to meeting attendance. The Proxy Statement for this Meeting is available online at https://www.proxyvotinginfo.com/p/invesco2024The Board of Trustees of the Fund unanimously recommends that you cast your vote “FOR ALL” of the nominees.TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒1b.Common Shareholders.To elect trustees:FOR ALLWITHHOLD ALLFOR ALL EXCEPT*(01)Elizabeth Krentzman☐☐☐(02)Robert C. Troccoli(03)Carol Deckbar(04)Douglas Sharp*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.YOUR SIGNATURE ON THIS PROXY CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

PO Box 211230, Eagan, MN 55121-9984 VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/invesco2024 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-429-7134 3. Follow the simple instructions. VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided FUND NAME PRINTS HERE PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby revokes all previous proxies and appoints each of Melanie Ringold, Kelli Gallegos, Adrien Deberghes, Taylor Edwards and Amanda Roberts, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held on August 29, 2024 at 11 Greenway Plaza, Houston, Texas 77046-1173, and at any adjournment(s), postponement(s) or delay(s) thereof. The Joint Special Meeting will be held at 1:30 p.m. Central Daylight Time. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE SUB-PROPOSALS, THIS PROXY CARD WILL BE VOTED “FOR” EACH OF THE SUB-PROPOSALS. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. [GRAPHIC APPEARS HERE]CONTROL NUMBER AUTHORIZED SIGNATURE(S) [GRAPHIC APPEARS HERE]This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Joint Special Meeting of Shareholders to be held on August 29, 2024. Please refer to the Proxy Statement for a discussion of each of these matters, including instructions related to meeting attendance. The Proxy Statement for this Meeting is available online at https://www.proxyvotinginfo.com/p/invesco2024 The Board of Trustees of the Fund unanimously recommends that you cast your vote ‘FOR’ the amendment and/or elimination of the fundamental investment restrictions of the Fund. TO VOTE, MARK THE BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒ 1. To approve amendments to the current fundamental investment restrictions for the Funds other than IHTA as follows: FOR AGAINST ABSTAIN (a) To amend the fundamental investment restriction regarding diversification (with the exception of VPV). ☐ ☐ ☐ (b) To amend the fundamental investment restriction regarding borrowing. ☐ ☐ ☐ (c) To amend the fundamental investment restriction regarding issuing senior securities. ☐ ☐ ☐ (d) To amend the fundamental investment restriction regarding underwriting securities issued by other persons. ☐ ☐ ☐ (e) To amend the fundamental investment restriction regarding lending. ☐ ☐ ☐ (f) To amend the fundamental investment restriction regarding purchasing and selling real estate. ☐ ☐ ☐ (g) To amend the fundamental investment restriction regarding purchasing and selling commodities. ☐ ☐ ☐ (h) To amend the fundamental investment restriction regarding industry concentration. ☐ ☐ ☐ 2. To approve the removal of the following current fundamental investment restrictions for the affected Funds as follows: FOR AGAINST ABSTAIN (a) For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding purchasing on margin. ☐ ☐ ☐ (b) For IQI, OIA, VKQ, VCV, VKI, VBF, VGM, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction(s) regarding making short sales, writing, purchasing or selling puts or calls or purchasing or selling futures or options. ☐ ☐ ☐ (1) For IQI and OIA, to remove the fundamental investment restriction regarding short sales of securities (2) For IQI and OIA, to remove the fundamental investment restriction regarding writing, purchasing or selling puts or calls ☐ ☐ ☐ ☐ ☐ ☐ (c) For IQI, OIA, VKQ, VGM, VCV, VKI, VBF, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing for control or management. ☐ ☐ ☐ (d) For IQI, OIA and VBF, to remove the fundamental investment restriction regarding investing in management-owned securities. ☐ ☐ ☐ (e) For VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing in other investment companies. ☐ ☐ ☐ (f) For IQI, OIA, VKQ, VCV, VGM, VKI, VLT, VVR, VTN, VMO and VPV, to remove the fundamental investment restriction regarding investing in oil, gas or mineral exploration or development programs. ☐ ☐ ☐ (g) For IQI and OIA, to remove the fundamental investment restriction regarding purchasing taxable debt. ☐ ☐ ☐ (h) For IQI and OIA, to remove the fundamental investment restriction regarding investing in unseasoned companies. ☐ ☐ ☐ (i) For IQI and OIA, to remove the fundamental investment restriction regarding investing in common stock. ☐ ☐ ☐

(j) For IQI and OIA, to remove the fundamental investment restriction regarding pledging of assets. ☐ ☐ ☐ (k) For OIA, to remove the fundamental investment restriction regarding investing in restricted securities. ☐ ☐ ☐ (l) For VKQ, VCV, VTN and VMO, to remove the fundamental investment restriction regarding investing for short-term profit. ☐ ☐ ☐ (m) For VBF, to remove the fundamental investment restriction regarding investing in preferred stock. ☐ ☐ ☐ (n) For VBF, to remove the fundamental investment restriction regarding investing in debt securities. ☐ ☐ ☐ (o) For VBF, to remove the fundamental investment restriction regarding joint trading. ☐ ☐ ☐ (p) For VVR, to remove the fundamental investment restriction regarding investing in investment companies with substantially the same investment objective, policies and restrictions as the Fund. ☐ ☐ ☐